The patient investor

QUARTERLY REPORT: 12/31/17

•	Value • Deep value • Global

•	Ariel Fund
•	Ariel Appreciation Fund
•	Ariel Focus Fund
•	Ariel Discovery Fund
•	Ariel International Fund
•	Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in micro, small and/or mid-cap companies. Investing in micro, small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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Fund performance at a glance	AS OF 12/31/17

Annualized
	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)

Small/mid cap traditional value							11/06/86

Ariel Fund–Investor Class	+ 7.87	+ 15.88	+ 8.70	+ 15.57	+ 8.89	+ 9.17	+ 11.51

Ariel Fund–Institutional Class	+ 7.94	+ 16.22	+ 9.02	+ 15.91	+ 9.09	+ 9.27	+ 11.58

Russell 2500TM Value Index	+ 4.25	+ 10.36	+ 9.30	+ 13.27	+ 8.82	+ 9.24	+ 11.39

Russell 2500TM Index	+ 5.24	+ 16.81	+ 10.07	+ 14.33	+ 9.22	+ 9.12	+ 10.95

S&P 500® Index	+ 6.64	+ 21.83	+ 11.41	+ 15.79	+ 8.50	+ 7.20	+ 10.46

Mid cap traditional value							12/01/89

Ariel Appreciation Fund–Investor Class	+ 6.35	+ 15.10	+ 6.74	+ 13.97	+ 9.40	+ 9.22	+ 10.90

Ariel Appreciation Fund–Institutional Class	+ 6.41	+ 15.45	+ 7.07	+ 14.34	+ 9.60	+ 9.32	+ 10.97

Russell Midcap® Value Index	+ 5.50	+ 13.34	+ 9.00	+ 14.68	+ 9.10	+ 9.64	+ 11.66

Russell Midcap® Index	+ 6.07	+ 18.52	+ 9.58	+ 14.96	+ 9.11	+ 9.51	+ 11.47

S&P 500® Index	+ 6.64	+ 21.83	+ 11.41	+ 15.79	+ 8.50	+ 7.20	+ 9.82

All cap traditional value							06/30/05

Ariel Focus Fund–Investor Class	+ 5.74	+ 14.96	+ 5.61	+ 12.53	+ 6.26	–	+ 6.15

Ariel Focus Fund–Institutional Class	+ 5.78	+ 15.20	+ 5.88	+ 12.82	+ 6.42	–	+ 6.28

Russell 1000® Value Index	+ 5.33	+ 13.66	+ 8.65	+ 14.04	+ 7.10	–	+ 7.77

S&P 500® Index	+ 6.64	+ 21.83	+ 11.41	+ 15.79	+ 8.50	–	+ 8.95

Small cap deep value							01/31/11

Ariel Discovery Fund–Investor Class	+ 1.68	+ 8.24	– 0.86	+ 3.66	–	–	+ 3.24

Ariel Discovery Fund–Institutional Class	+ 1.65	+ 8.51	– 0.62	+ 3.91	–	–	+ 3.48

Russell 2000® Value Index	+ 2.05	+ 7.84	+ 9.55	+ 13.01	–	–	+ 10.98

Russell 2000® Index	+ 3.34	+ 14.65	+ 9.96	+ 14.12	–	–	+ 11.81

S&P 500® Index	+ 6.64	+ 21.83	+ 11.41	+ 15.79	–	–	+ 13.55

International all cap intrinsic value							12/30/11

Ariel International Fund –Investor Class	+ 0.16	+ 16.35	+ 6.33	+ 8.15	–	–	+ 7.50

Ariel International Fund –Institutional Class	+ 0.27	+ 16.70	+ 6.59	+ 8.41	–	–	+ 7.76

MSCI EAFE Index (net)	+ 4.23	+ 25.03	+ 7.80	+ 7.90	–	–	+ 9.41

MSCI ACWI ex-US Index (net)	+ 5.00	+ 27.19	+ 7.83	+ 6.80	–	–	+ 8.41

Global all cap intrinsic value							12/30/11

Ariel Global Fund –Investor Class	+ 1.13	+ 15.61	+ 6.90	+ 10.45	–	–	+ 9.60

Ariel Global Fund –Institutional Class	+ 1.16	+ 15.81	+ 7.15	+ 10.72	–	–	+ 9.88

MSCI ACWI Index (net)	+ 5.73	+ 23.97	+ 9.30	+ 10.80	–	–	+ 11.67

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found on page 47. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

1

TURTLE TALK

Undone

“ ...the one thing we know from 35 years of stock market investing is that there are no certainties, and in the short-to-intermediate term, anything can happen... [but] over the long-term, markets are rational, and value is eventually realized for patient investors.”

-Mellody Hobson, President, Ariel Investments

Please turn to page 3 to read John Rogers’ and Mellody Hobson’s full letter to shareholders and learn how we work to be well-positioned for a myriad of possible scenarios.

In a nutshell.

It’s simple.

Prepare for your retirement with an Ariel IRA. Ariel offers mutual funds spanning the market cap spectrum and covering the globe to help you plan for your future.

We’re here to help. Call our investment team today at 800.292.7435 or visit arielinvestments.com/think-retirement.

2	ARIELINVESTMENTS.COM

UNDONE

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 12/31/17

	Quarter	1-year	3-year	5-year	10-year	20-year	30-year	Since inception*

Ariel Fund	+ 7.87%	+ 15.88%	+ 8.70%	+ 15.57%	+ 8.89%	+ 9.17%	+ 11.50%	+ 11.51%

Russell 2500TM Value Index	+ 4.25	+ 10.36	+ 9.30	+ 13.27	+ 8.82	+ 9.24	+ 12.14	+ 11.39

Russell 2500TM Index	+ 5.24	+ 16.81	+ 10.07	+ 14.33	+ 9.22	+ 9.12	+ 11.66	+ 10.95

S&P 500® Index	+ 6.64	+ 21.83	+ 11.41	+ 15.79	+ 8.50	+ 7.20	+ 10.70	+ 10.46

* The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 12/31/17

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception*

Ariel Appreciation Fund	+ 6.35%	+ 15.10%	+ 6.74%	+ 13.97%	+ 9.40%	+ 9.22%	+ 10.90%

Russell Midcap® Value Index	+ 5.50	+ 13.34	+ 9.00	+ 14.68	+ 9.10	+ 9.64	+ 11.66

Russell Midcap® Index	+ 6.07	+ 18.52	+ 9.58	+ 14.96	+ 9.11	+ 9.51	+ 11.47

S&P 500® Index	+ 6.64	+ 21.83	+ 11.41	+ 15.79	+ 8.50	+ 7.20	+ 9.82

* The inception date for Ariel Appreciation Fund is 12/01/89.

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During a time when “the U.S. stock market is showing the biggest divergence between cheap and pricey stocks since the aftermath of the dot-com bubble,”1 our value investing strategy prevailed. More specifically, for the fourth quarter ending December 31, 2017, Ariel Fund rose +7.87% which meaningfully beat the Russell 2500 Value Index’s +4.25% gain as well as the Russell 2500 Index which added +5.24%. Despite the continued dominance of larger companies over smaller ones, the Fund also managed to outperform the S&P 500 Index which earned +6.64% over the three-month period. This robust quarter-end showing enabled us to post solid results in 2017. More specifically, Ariel Fund’s +15.88% year-end gain significantly beat the Russell 2500 Value Index which grew +10.36% but slightly trailed the Russell 2500 which—juiced by its growthier names—leapt +16.81% over the 12 month period.

“As natural contrarians, this heightened enthusiasm certainly gives us pause, but as bottom-up stock pickers, we have never been in the business of predicting the market. Instead, we work to be well-positioned for a myriad of possible scenarios.”

Meanwhile, Ariel Appreciation Fund’s +6.35% three-month return compares quite favorably to its primary Russell Midcap Value Index which gained +5.50% as well as the more style neutral Russell Midcap Index which advanced +6.07%. For the year, Ariel Appreciation returned +15.10%—nicely surpassing the Russell Midcap Value Index’s +13.34% rise but trailing the Russell Midcap Index’s +18.52% growth-bolstered gain. By comparison, the large companies comprising the S&P 500 continued to defy gravity, and expectations, with a +21.83% increase.

The one common theme for the quarter as well as the year was stellar performance amongst our Financial Services stocks. As contrarian investors, we leaned into our fee-

generating financial holdings as they lagged the generic banks driving big gains in the sector this time last year. Accordingly, during the fourth quarter, our Financial issues more than overcame minor detractions from the Energy and Technology sectors in Ariel Fund, as well as lackluster but not concerning returns amongst Ariel Appreciation Fund’s Consumer Discretionary holdings. Likewise, for the year, our Financial Services gains towered over the soft consumer names in both portfolios.

UNDONE

In last year’s fourth quarter letter entitled

“Unprecedented,” we highlighted a curious occurrence in the stock market. More specifically, we noted, “…the Russell small, small/mid and mid cap value indices began to sell at the narrowest valuation gaps versus their growth counterparts ever—making the growth index premium the smallest it has ever been.” In an attempt to explain the phenomenon, we theorized that “[v]alue indices chock full of rate sensitive utilities and banks have been speculatively bid up by yield chasers…”

Now, a year later, the forward price/earnings multiples of the Russell growth and value indices have started to diverge and directionally move back toward their long-term averages. This is noteworthy in that it explains the strength of the growth stock indices relative to their value counterparts over the last twelve months and also suggests value indices are better positioned to outperform going forward. Additionally, we are further encouraged by our own prospects since our portfolios continue to sell at a discount to their value index peers—as was the case last year.

Chart A depicts the relative valuations for the Russell growth and value indices as described in the Jefferies Strategy Report last January. We also updated the forward p/e numbers to reflect the year-end 2017 stats and thereby show the diminished valuation gaps relative to the long-term averages Jefferies cited last year. The clear take away is mean reversion—the convergence has come undone—which is relevant because it creates more opportunity for value investors.

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Chart A

Relative Valuations for Russell 2000 Growth vs. Russell 2000 Value
	Forward P/E	Long-term Average	% Diff
2016	1.11	1.39	–20.1
2017	1.22	1.39	–12.2
Relative Valuations for Russell 2500 Growth vs. Russell 2500 Value
	Forward P/E	Long-term Average	% Diff
2016	1.02	1.42	–28.3
2017	1.26	1.42	–11.3
Relative Valuations for Russell Midcap Growth vs. Russell Midcap Value
	Forward P/E	Long-term Average	% Diff
2016	1.12	1.47	–23.7
2017	1.24	1.47	–15.6

Source: Jefferies Equity Strategy Report, January 9, 2017 and BNY Mellon.

One might wonder what this means for the Ariel portfolios? Last year, we wrote “during a time when the Russell value indices are trading at elevated multiples…our portfolios are selling at the greatest discounts we have ever seen…” This disparity worked out well for us. As we look to 2018 and beyond, Chart B shows why we remain optimistic about our current positioning since our portfolios continue to trade at a discount relative to our indices.

Chart B

Absolute Valuations for Ariel Small Value and Russell 2000 Value
	Ariel Small	Russell 2000 Value
Forward P/E—12/31/16	16.9	18.1
Forward P/E—12/31/17	17.4	18.0
Absolute Valuations for Ariel Small/Mid and Russell 2500 Value
	Ariel Small/Mid	Russell 2500 Value
Forward P/E—12/31/16	14.6	17.5
Forward P/E—12/31/17	14.8	19.7
Absolute Valuations for Ariel Mid and Russell Midcap Value
	Ariel Mid	Russell Midcap Value
Forward P/E—12/31/16	14.7	17.0
Forward P/E—12/31/17	15.3	19.3

Source: BNY Mellon.

UNDETERRED

Reactions ranging from euphoria to nail biting are understandable when one considers that “Soaring stock prices across the globe added more than $9 trillion in market value to equity markets in 2017, the biggest one-year swell since the financial crisis.”2 Not to mention, “Nearly two-

thirds of investor newsletter writers were bullish on stocks in mid-December, nearly a three-decade high, according to a weekly survey conducted by Investor’s Intelligence.”3 As natural contrarians, this heightened enthusiasm certainly gives us pause, but as bottom-up stock pickers, we have never been in the business of predicting the market. Instead, we work to be well-positioned for a myriad of possible scenarios. Should the market rally endure, the value already embedded in our portfolios can continue to be unleashed. By contrast, should markets contract, we believe the relative cheapness of our portfolios would offer some downside protection. Of course, the one thing we know from 35 years of stock market investing is that there are no certainties, and in the short-to-intermediate term, anything can happen. That said, those same three plus decades have also taught us that over the long-term, markets are rational, and value is eventually realized for patient investors.

“Of course, the one thing we know from 35 years of stock market investing is that there are no certainties, and in the short-to-intermediate term, anything can happen. That said, those same three plus decades have also taught us that over the long-term, markets are rational, and value is eventually realized for patient investors.”

PORTFOLIO COMINGS AND GOINGS

While we did not purchase any new holdings in Ariel Fund during the quarter, we profitably exited Graham Holdings Co. (GHC) once its stock price reflected full value. Meanwhile, shares of TEGNA, Inc. (TGNA) were added to Ariel Appreciation Fund—a name that is already held in other

800.292.7435	5

Ariel portfolios. In our view, this pure-play, local network broadcast television operator is well-positioned to continue benefitting from growing retransmission revenues. The Super Bowl, the Olympic Games, as well as intensifying political advertising are just a few of the drivers that should help boost profits. Recent tax changes will be icing on the cake. We successfully sold Bio-Rad Laboratories, Inc. (BIO) out of the Appreciation Fund at a slight premium to our estimated private market valuation and eliminated Franklin Resources, Inc. (BEN) to focus on more attractive opportunities within the asset management industry.

ONE LAST NOTE

We are pleased to announce a promotion in our domestic equity research department. Eighteen year Ariel veteran, Tim Fidler, who currently serves as Director of Research, will assume oversight of all of our domestic equity team’s research output, including chairing our research meetings. Tim’s role as co-portfolio manager of our mid cap strategies will remain unchanged since we believe the best leaders are those who teach and do. Charlie Bobrinskoy—who serves as Vice Chairman and a member of the Ariel Board of Directors—will take an increased role with client and media interactions while also spearheading our thought leadership efforts. In addition, he will continue to manage Ariel Focus Fund. Both will report to John Rogers.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

[1]	WSJ.com, “Investors Finding Little Value in Value Stocks, So Watch for the Rebound,” November 28, 2017.
[2]	The Wall Street Journal, “Global Market Cap Adds Trillions,” January 2, 2018, page R2.
[3]	The Wall Street Journal, “U.S. Stocks Wrap Up Strong 2017,” January 2, 2018, page R1.

Forward P/E is a measure of price- to-earnings ratio (“P/E”) using a company’s forecasted earnings for the P/E calculation.

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Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio manager	Portfolio manager	Portfolio manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Financial services	30.18	38.93	26.95	19.95
Consumer discretionary	29.20	11.10	13.91	13.62
Producer durables	21.15	13.09	15.52	10.66
Health care	5.78	5.41	11.22	13.70
Materials & processing	4.73	7.34	8.08	3.21
Consumer staples	2.96	3.26	2.70	7.04
Technology	1.96	6.36	12.65	20.75
Energy	0.40	7.57	4.68	6.07
Utilities	0.00	6.93	4.29	5.00
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/17

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	+ 7.87	+ 15.88	+ 8.70	+ 15.57	+ 8.89	+ 9.17	+ 11.51

Ariel Fund–Institutional Class+	+ 7.94	+ 16.22	+ 9.02	+ 15.91	+ 9.09	+ 9.27	+ 11.58

Russell 2500TM Value Index	+ 4.25	+ 10.36	+ 9.30	+ 13.27	+ 8.82	+ 9.24	+ 11.39

Russell 2500TM Index	+ 5.24	+ 16.81	+ 10.07	+ 14.33	+ 9.22	+ 9.12	+ 10.95

S&P 500® Index	+ 6.64	+ 21.83	+ 11.41	+ 15.79	+ 8.50	+ 7.20	+ 10.46

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17)

Investor Class	1.01%

Institutional Class	0.71%

Top ten equity holdings (% of net assets)

1.	KKR & Co. L.P.	4.8	6.	JLL	3.6
2.	Kennametal, Inc.	4.2	7.	First American Financial Corp.	3.5
3.	Lazard Ltd., Class A	4.2	8.	CBRE Group, Inc., Class A	3.5
4.	Zebra Technologies Corp.	4.0	9.	Northern Trust Corp.	3.1
5.	MSG Networks, Inc.	3.6	10.	TEGNA, Inc.	3.1

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 47.

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Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio manager	Co-portfolio manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	30.93	35.01	27.19	19.95
Consumer discretionary	23.84	12.61	15.12	13.62
Producer durables	17.00	10.85	13.38	10.66
Health care	15.44	6.46	8.98	13.70
Consumer staples	4.44	3.77	3.96	7.04
Energy	2.63	8.54	5.92	6.07
Materials & processing	2.20	6.62	7.28	3.21
Technology	0.79	5.33	11.95	20.75
Utilities	0.00	10.81	6.21	5.00

†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/17

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Ariel Appreciation Fund–Investor Class	+ 6.35	+ 15.10	+ 6.74	+ 13.97	+ 9.40	+ 9.22	+ 10.90
Ariel Appreciation Fund–Institutional Class+	+ 6.41	+ 15.45	+ 7.07	+ 14.34	+ 9.60	+ 9.32	+ 10.97
Russell Midcap® Value Index	+ 5.50	+ 13.34	+ 9.00	+ 14.68	+ 9.10	+ 9.64	+ 11.66
Russell Midcap® Index	+ 6.07	+ 18.52	+ 9.58	+ 14.96	+ 9.11	+ 9.51	+ 11.47
S&P 500® Index	+ 6.64	+ 21.83	+11.41	+ 15.79	+ 8.50	+ 7.20	+ 9.82

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17)

Investor Class	1.12%

Institutional Class	0.81%

Top ten equity holdings (% of net assets)

1.	J.M. Smucker Co.	4.4	6.	Northern Trust Corp.	4.0
2.	Zimmer Biomet Holdings, Inc.	4.2	7.	Interpublic Group of Cos., Inc.	3.4
3.	Laboratory Corp. of America Holdings	4.2	8.	Stanley Black & Decker, Inc.	3.4
4.	Aflac, Inc.	4.2	9.	Kennametal, Inc.	3.3
5.	First American Financial Corp.	4.1	10.	Lazard Ltd., Class A	3.2

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 47.

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PORTFOLIO IN REVIEW

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 12/31/17

	Quarter	1-year	3-year	5-year	10-year	Since inception*

Ariel Focus Fund	+ 5.74%	+ 4.96%	+ 5.61%	+ 12.53%	+ 6.26%	+ 6.15%

Russell 1000® Value Index	+ 5.33	+ 13.66	+ 8.65	+ 414.04	+ 7.10	+ .77

S&P 500® Index	+ 6.64	+ 21.83	+ 11.41	+ 15.79	+ 8.50	+ 8.95

* The inception date for Ariel Focus Fund is 06/30/05.

Ariel Focus Fund outperformed its primary benchmark in the fourth quarter and for the year ending December 31, 2017, while trailing the S&P 500 Index over both periods. More specifically, Ariel Focus Fund returned +5.74% in the fourth quarter and +14.96% for the year. The Russell 1000 Value increased +5.33% over the last three months and +13.66% over the last twelve—while the S&P 500, fueled by red-hot technology issues, gained +6.64% in the quarter and +21.83% in 2017.

WHAT WORKED AND WHAT DIDN’T?

My discussion will largely focus on our biggest contributors and detractors during the quarter—which is not intended to emphasize short-term results but instead meant to illustrate the merits of our patient, contrarian approach—including when new information causes us to shift gears. Accordingly, over the last three months, Hanger, Inc. (HNGR) and Lazard Ltd. (LAZ) added meaningfully to our returns, while the underperformance of CVS Health Corp. (CVS) and Barrick Gold Corporation (ABX) held us back.

Hanger, Inc.—a leading provider of orthotic and prosthetic patient care—surged +43.31% during the fourth quarter. With growing obesity in the U.S., diabetes remains on the rise as do the unfortunate and life changing leg amputations that often accompany the disease. Hanger owns over 800

800.292.7435	9

clinics that provide patients with prosthetic solutions and much needed continuing care. After a series of acquisitions resulted in inconsistent accounting systems, shares of this industry leader traded down -30% in 2016 when the company was unable to issue audited financial statements and was delisted from the New York Stock Exchange. The company finally issued its 2014 audited financials last year and is optimistic it will be able to file audited returns for each subsequent year over the next twelve months. Hanger also recently announced the addition of Thomas Fryman, former Chief Financial Officer of Abbott Laboratories (ABT), to their board of directors. I have known Mr. Fryman for almost thirty years and consider his decision to associate himself with Hanger a very important vote of confidence in the company’s future. With the prospect of up-to-date financials, there is growing speculation that Hanger could be a takeover candidate. One source specifically mentioned German health care firm, Ottobock Holding, as a possible suitor since the company had unsuccessfully tried to acquire Hanger in 2000.1

“Recently, our view has shifted from believing stocks were moderately overpriced, to being fairly priced, to now being even a little cheap! What has changed? In a word, taxes.”

Lazard Ltd. rose +17.11% during the quarter and represented our second largest contributor. Ariel Focus Fund initiated a position in Lazard in 2017 when its shares were trading around $40. By valuing the company principally as a merger and acquisition advisor, investors were not giving Lazard enough credit for its leading position in emerging market asset management which is a much more stable and predictable business that usually garners higher PE multiples. Not to mention, emerging market portfolios are less susceptible to passive investing trends. We also believed Lazard’s stock traded below its intrinsic value because its partnership structure precluded mutual funds, index funds and ETFs from owning its shares. Now, the new corporate tax law will make it more economical for Lazard to convert to a “C Corp” structure—a restructuring which would immediately require index and ETF funds to become buyers and in so doing, bid up its shares. As we go to press, Lazard stock is trading near $58, up +42.17% over the last twelve months.

“It is very hard for the stock market to go down when earnings estimates are going up.”

Meanwhile, CVS Health was our largest detractor during the quarter. At Ariel, we search for industry leaders with some barrier to entry which prevents competitors from eroding high returns on capital. We avoid businesses who seek to strengthen a weakening hand by making acquisitions in a new area. CVS Health, unfortunately, now falls into this latter category. The company began as a drug retailer competing with drugstore chains like Walgreens. Then, it diversified into pharmaceutical benefits management by merging with CareMark. While we did not own shares of CVS at the time of that merger, their goal of providing one-stop shopping to large corporations for their employees’ prescription drugs was understandable. But late last year, CVS announced the $66 billion acquisition of health insurer, Aetna Inc. (AET)—some say in reaction to the threat of Amazon’s (AMZN) entry into drug distribution. Although we liked CVS’s core drug distribution business, paying a large buyout premium for a big company in a different business has given us, and the market, pause. Accordingly, as the stock price fell -12% during the quarter, we sold our shares.

Barrick Gold was another disappointment. The company had been in difficult negotiations with the government of Tanzania which blocked gold exports from Barrick’s operations. As a result, Barrick was forced to cede 16% ownership in its Tanzanian mine, plus a large portion of its revenues, to the Tanzanian government. By our estimates, this settlement will cost the company hundreds of millions of dollars. While we continue to be bullish on both the gold

10	ARIELINVESTMENTS.COM

and copper mining industries, this new development has reduced the value of the company.

WHAT NOW?

As long-term, patient investors, we are normally loath to make short-term predictions. But we do often have an opinion on how stocks are generally being priced relative to their intrinsic value. Recently, our view has shifted from believing stocks were moderately overpriced, to being fairly priced, to now being even a little cheap! What has changed? In a word, taxes. The marginal tax rate for US corporations has just been dramatically cut, from 37% to 21%. A company with $100 million in pretax profit and $63 million in after tax profit in 2017 will now produce $79 million in after tax profit in 2018—a +25% increase. And that +25% gain is before the positive effect of this massive fiscal stimulus on the economy. Add in the wealth effect on US consumers; institutions enjoying the benefits of a nine year bull market; a strong housing market; a revitalized energy sector; increasing demands for healthcare; and very good economic growth in the rest of the world—and you have a recipe for corporate earnings that will surprise to the upside, at least in the near-term.

Now we know humans tend to be slow to fully incorporate new information—also known as “anchoring” in behavioral finance. In our opinion, the market as a whole is anchoring on its pre-tax cut outlook for earnings, as well as the economy. Since no one really knows how big the effects will be, analysts are predictably waiting for more certainty. As a result, we believe corporate earnings estimates for 2018 are too low. Hence, our optimism. It is very hard for the stock market to go down when earnings estimates are going up.

PORTFOLIO COMINGS AND GOINGS

Although we exited our position in CVS as previously mentioned, we purchased shares of New York based, MSG Networks, Inc. (MSGN). MSG owns and operates two regional sports and entertainment networks, MSG and MSG+, while controlling key live, must-have sports content for the next 18 years in the largest Designated Market Area (DMA) in the United States. We believe the company represents an attractive acquisition target since it is the only publicly traded, pure-play regional sports network operating in a key geography. In the meantime, its strong cash flow generating characteristics should enable it to accelerate debt repayments and return capital to shareholders.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy

Portfolio manager

1 AFS Morning Note, November 28, 2017, page 5.

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Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index

Financial services	29.62	31.54	19.95

Health care	17.54	13.48	13.70

Producer durables	13.60	7.92	10.66

Energy	9.34	11.12	6.07

Technology	8.75	7.92	20.75

Materials & processing	8.73	3.30	3.21

Consumer discretionary	8.46	8.41	13.62

Consumer staples	2.83	7.40	7.04

Utilities	0.00	8.91	5.00

†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/17

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	+ 5.74	+ 14.96	+ 5.61	+ 12.53	+ 6.26	+ 6.15

Ariel Focus Fund–Institutional Class+	+ 5.78	+ 15.20	+ 5.88	+ 12.82	+ 6.42	+ 6.28

Russell 1000® Value Index	+ 5.33	+ 13.66	+ 8.65	+ 14.04	+ 7.10	+ 7.77

S&P 500® Index	+ 6.64	+ 21.83	+ 11.41	+ 15.79	+ 8.50	+ 8.95

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17) [1]	Net	Gross

Investor Class	1.00%	1.19%

Institutional Class	0.75%	0.90%

Top ten equity holdings (% of net assets)

1.	KKR & Co. L.P.	5.3	6.	Barrick Gold Corp.	5.0
2.	BorgWarner, Inc.	5.2	7.	Zimmer Biomet Holdings, Inc.	4.4
3.	Laboratory Corp. of America Holdings	5.1	8.	Lockheed Martin Corp.	4.2
4.	Oracle Corp.	5.1	9.	Johnson & Johnson	4.0
5.	Lazard Ltd., Class A	5.0	10.	Hanger, Inc.	4.0

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2019.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 47.

12	ARIELINVESTMENTS.COM

M&A, WHERE ART THOU?

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 12/31/17

	Quarter	1-year	3-year	5-year	Since inception*

Ariel Discovery Fund	+ 1.68%	+ 8.24%	– 0.86%	+ 3.66%	+ 3.24%

Russell 2000® Value Index	+ 2.05	+ 7.84	+ 9.55	+ 13.01	+ 10.98

Russell 2000® Index	+ 3.34	+ 14.65	+ 9.96	+ 14.12	+ 11.81

S&P 500® Index	+ 6.64	+ 21.83	+ 11.41	+ 15.79	+ 13.55

* The inception date for Ariel Discovery Fund is 01/31/11.

Ariel Discovery Fund had its second straight solid year. In-line results in the fourth quarter capped a full-year return of +8.24% which beat the +7.84% gain for the Russell 2000 Value Index. While our outperformance was modest, our style of low price-to-book, deep value investing continues to face robust headwinds relative to other small-cap approaches. Against that challenging backdrop, we believe our 2017 result represents a respectable outcome. And more importantly, we think the future is bright.

In our view, Discovery Fund’s portfolio is selling at a deep discount, especially when considered against solid underlying company fundamentals. We also expect our portfolios to benefit from the recently passed tax law, since our companies are largely US-based, and the limited deductibility of interest payments favors cash-rich companies relative to those with heavy debt loads. Additionally, a healthy merger and acquisition market should begin to work in our favor.

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

800.292.7435	13

M&A, WHERE ART THOU?

In our June 2013 letter, we were among the first to document a new trend—that the shares of companies making acquisitions were trading up on merger news.1 On the heels of the financial crisis, board members and chief executives felt pressure to deploy large cash balances—especially given the low interest rate environment and meager economic growth. This trend continues as business leaders look for bite-sized acquisitions. To our surprise, however, there have been few acquisitions in our portfolios over the past four years. More specifically, since 2013, we have held positions in 92 companies between the two strategies, only five of which have been taken over at a premium to our purchase price. In 2017, just one company, West Marine, Inc. (WMAR), was acquired in the Discovery Fund.

We examined deals in the Russell Micro-Cap and Russell 2000 indices, as well as in the larger-cap Russell 1000 and found a healthy M&A environment across all capitalization ranges. In fact, 17% of the companies in each of the small-cap indexes at year-end 2013 have since been taken over.2 We also see room for further growth, as small and micro-cap transactions remain below the pace of the four years ending in 2007.3

While disappointed to have missed this action so far, our patience should eventually be rewarded. Although we believe our companies have been significantly undervalued, many lacked the business momentum often needed to attract a suitor. We are now seeing strong and improving fundamentals from most of our holdings which should act as a catalyst to motivate buyers.

Below are a few companies that could prove to be good targets. Each was initially bought based on cheap asset value, but is now also attractive based on its growth prospects. We would not be surprised if these, and many other holdings, are acquired by this time next year.

TechTarget, Inc. (TTGT)—With 30% insider ownership, including 6% held by Founder and Executive Chairman Greg Strakosch, few companies have better alignment between shareholders and leadership than this small cap deep value holding. Despite macro softness from its largest customers, this operator of websites connecting buyers and vendors in the IT industry has continued to exhibit strong underlying growth and powerful operating leverage. IT Deal Alerts, a high-quality lead generation business launched in 2014, is growing +40% to +50% annually. As business from a handful of global technology companies likely recovers, EBITDA margins are expected to more than double to nearly 40%. A large media company could easily justify paying well above the current $384 million market capitalization for this debt-free, cash-generating gem.

“We are now seeing strong and improving fundamentals from most of our holdings which should act as a catalyst to motivate buyers.”

ORBCOMM Inc. (ORBC)—Originally purchased in our micro-cap portfolio in 2010 for 80% of the $91 million in cash on its balance sheet, ORBCOMM has evolved from a pure connectivity provider utilizing low-earth satellites into the only machine-to-machine (M2M) supplier offering a full end-to-end solution of connectivity, hardware, device management and asset tracking. The company now has nearly 2 million subscribers, primarily transportation and heavy equipment customers monitoring the status of vehicles, railcars, containers or ships. Under the leadership of CEO Marc Eisenberg, whose family owns a significant portion of the 9.5% owned by insiders, ORBCOMM has become an attractive target for either a strategic or financial buyer. Its installed base and satellite constellation would offer unique and valuable assets to a global telecom enterprise. Moreover, ORBCOMM’s ability to begin generating significant cash could make it a great acquisition for a private equity buyer.

Kindred Biosciences, Inc. (KIN)—With 81% of its market capitalization in net cash at the time of our initial purchase in 2014, Kindred Bioscience is a drug development company focused on modifying and repurposing human drugs to treat dogs, cats and horses. Since we first bought shares, Kindred Bioscience has had positive topline results for three pivotal clinical studies, and

14	ARIELINVESTMENTS.COM

is now awaiting approval from the Food and Drug Administration (FDA) for its Zimeta and Mirataz drug candidates. Once approved, we anticipate distribution will commence in the second half of 2018, driving meaningful topline growth. An extensive product candidate portfolio, as well as rapidly growing demand for innovative pet medicine, augments our belief that Kindred would be an attractive acquisition for a larger pharmaceutical company. The consolidation that has already occurred in the livestock drug industry is likely to expand to the companion animal market.

Rosetta Stone Inc. (RST)—We bought this well-known language learning company trading near its cash, at a price of $7.11 in 2011. Much has changed since then. A reconstituted and highly incentivized team, led by CEO and Chair John Hass, has focused the company away from a consumer-driven model and toward enterprise language and educational literacy customers. Lexia Learning, the literacy business, is a true software-as-a-service (SaaS) company with 90%+ renewal rates. On its own or in combination with the rest of Rosetta, Lexia is likely to be the driving force in any deal. By our estimates, it almost represents the value of the entire company as a direct result of its rapid growth and subscription model. Many private and public companies are interested in consolidating the educational software business, and now that Rosetta Stone has turned the corner and is thriving, it is an attractive target.

EMCORE Corp. (EMKR)—EMCORE provides technology that enables cable TV companies to meet the growing demand for improved bandwidth and connectivity. Its shares currently trade at just 1.5 times book value despite its profitability and fast growth. EMCORE also has significant cash on its debt-free balance sheet. Spending delays by cable TV providers have created temporary softness that should eventually diminish due to pent-up demand. In the meantime, in an effort to diversify, management has worked diligently to grow revenue from its non-cable TV operations while also cutting costs. Expanding margins and an attractive growth outlook should make EMCORE a terrific acquisition for many strategic and financial buyers.

PORTFOLIO COMINGS AND GOINGS

We eliminated Electro Scientific Industries, Inc. (ESIO) after it soared through our estimate of fair value. We also parted with Pendrell Corporation (PCOA) in anticipation of its voluntary delisting planned for later this year.

EMCORE Corp. (EMKR), described above, was our largest addition during the quarter. We also added very small positions in five of our favorite names from our micro-cap portfolio whose market caps sit around $100 million each. Since none are likely to become a major holding due to their size, the five together can be considered as one “position” in an area of the market which has significantly lagged despite outstanding prospects. They are Cumberland Pharmaceuticals Inc. (CPIX), Perceptron, Inc. (PRCP), Aspen Aerogels Inc. (ASPN), CPI Aerostructures, Inc. (CVU) and 180 Degree Capital Corporation (TURN).

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

David M. Maley

Lead portfolio manager

[1]	Using Bloomberg, we found 25 announced acquisitions of public companies by public companies in the first six months of 2013 with deal valuations between $50 million and $2.5 billion. Of these, 52% of acquirers’ stock gained on the first day of trading, by an average of 3.1%. A week later the average was still positive and 54% of acquirers were in the black.
[2]	For the Russell Microcap Index, Russell 2000 Index and Russell 1000 Index, the number of holdings at year-end 2013 were 1,528, 2,004 and 1,015 respectively. During the subsequent three years, there were 259, 331 and 107 announced acquisitions respectively.
[3]	There were 378 deals for companies in the range of $50 million and $2 billion for the years 2014 to 2017. This was 35% lower than the 584 deals in the years 2004 to 2007.

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Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Discovery Fund†	Russell 2000 Value Index	Russell 2000 Index	S&P 500 Index

Technology	27.68	7.67	13.71	20.75
Financial services	20.46	40.76	25.05	19.95
Consumer discretionary	19.28	11.68	13.91	13.62
Producer durables	10.20	11.83	14.10	10.66

Energy	6.17	6.57	3.81	6.07

Materials & processing	4.64	6.25	7.49	3.21

Utilities	4.14	6.86	4.45	5.00
Health care	3.60	6.02	15.12	13.70
Consumer staples	0.00	2.36	2.37	7.04
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/17

	Quarter	1-year	3-year	5-year	Since inception

Ariel Discovery Fund–Investor Class	+ 1.68	+ 8.24	– 0.86	+ 3.66	+ 3.24

Ariel Discovery Fund–Institutional Class+	+ 1.65	+ 8.51	– 0.62	+ 3.91	+ 3.48

Russell 2000® Value Index	+ 2.05	+ 7.84	+ 9.55	+ 13.01	+ 10.98

Russell 2000® Index	+ 3.34	+ 14.65	+ 9.96	+ 14.12	+ 11.81

S&P 500® Index	+ 6.64	+ 21.83	+ 11.41	+ 15.79	+ 13.55

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17) [1]	Net	Gross

Investor Class	1.25%	1.48%

Institutional Class	1.00%	1.15%

Top ten equity holdings (% of net assets)

1.	Century Casinos, Inc.	5.2	6.	PCTEL, Inc.	3.7
2.	Cowen Group, Inc., Class A	4.9	7.	Telenav, Inc.	3.6
3.	Rosetta Stone, Inc.	4.8	8.	First American Financial Corp.	3.4
4.	RealNetworks, Inc.	4.5	9.	Kindred Biosciences, Inc.	3.3
5.	ORBCOMM, Inc.	4.1	10.	Capital Southwest Corp.	3.3

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2019.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 47.

16	ARIELINVESTMENTS.COM

THE TIDE IS HIGH

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 12/31/17

	Quarter	1-year	3-year	5-year	Since inception*

Ariel International Fund	+ 0.16%	+ 16.35%	+ 6.33%	+ 8.15%	+ 7.50%

MSCI EAFE Net Index	+ 4.23	+ 25.03	+ 7.80	+ 7.90	+ 9.41

MSCI ACWI ex-US Net Index	+ 5.00	+ 27.19	+ 7.83	+ 6.80	+ 8.41

* The inception date for Ariel International Fund is 12/30/11. Average annual total returns as of 12/31/17

	Quarter	1-year	3-year	5-year	Since inception*

Ariel Global Fund	+ 1.13%	+ 15.61%	+ 6.90%	+ 10.45%	+ 9.60%

MSCI ACWI Net Index	+ 5.73	+ 23.97	+ 9.30	+ 10.80	+ 11.67

* The inception date for Ariel International Fund is 12/30/11.

Global equities soared in 2017. Positive economic indicators fueled the market’s ebullience and drove the ACWI, ACWI ex-USA and EAFE indices each up more than +20%. The trends established earlier in the year continued in the fourth quarter and investors seemed largely undeterred by geopolitical risks such as rising tensions with North Korea. With the S&P 500 up +6.64% during the quarter, global markets—helped by their US stock components—outpaced international markets.

As many know, risk management is incorporated in every step of our investment process. Consequently, we seek to understand both the upside and the downside of any potential investment. As the bull market has repeatedly surpassed new highs as well as most investor’s expectations, we are disappointed, but not surprised that our results have fallen short relative to our benchmarks. Our returns reflect a contrarian approach that seeks to invest in companies that are out-of-favor. As intrinsic value managers, we care about

800.292.7435	17

the value in a company, not simply the share price—finding opportunities in segments of the market others fear. By contrast, many of the stocks which have driven the market to record highs are trading at valuations which, in our opinion, capture all of the good news but little of the risk. And yet, many of our holdings sell at discounted valuations that price in the downside and little upside. Admittedly, the fourth quarter was particularly challenging because some of our companies experienced profit warnings or missed earnings, causing them to be further shunned by investors. In the face of some near-term setbacks, we have scrutinized our research and reaffirmed our investment theses. Now, we must be patient and wait for the value to be realized.

“While we know our contrarian approach may require us to wait patiently for value to be realized, we remain confident our long-term horizon is a key driver of investment success.”

We know it is virtually impossible to determine exactly when the tide will turn and a company’s share price will reflect its underlying worth. One example of a rapid turnaround is Gemalto N.V. (GTO), a Dutch digital security company and the world’s largest manufacturer of SIM cards. While the stock was a detractor earlier in 2017, it rebounded to become one of our biggest contributors in the fourth quarter. In fact, the shares rallied sharply in December following an all cash offer from French defense electronics maker, Thales SA (HO). We were pleased the price reflected the value we saw in the company’s business model and superior technology. Thales believes this merger will establish the market leader in digital security.

Today, our portfolio is heavily invested in healthcare. Controversy within the sector has led investors to abandon good companies—especially within big pharma. Many believe pharmaceuticals are a socioeconomic burden on consumers, with rising drug prices viewed as the driver of escalating healthcare inflation. Our research suggests this perception is not actually true. While healthcare inflation is seemingly being viewed as a new concern, in reality, it has been an issue for decades. The percentage of healthcare dollars spent on prescription drugs is nearly the same as in 1960—about 10%. By contrast, the percentage of healthcare dollars spent on hospital visits is approximately three times that spent on medication.1 In our view, innovative drugs can therefore lower overall healthcare costs if hospital stays are reduced. Against this backdrop, groundbreaking drugs should be seen as part of the solution, not part of the problem.

We seek to own secular inventive franchises with strong research and development as well as solid balance sheets.

On this point, GlaxoSmithKline plc (GSK), Roche Holding AG (ROG), Gilead Sciences, Inc. (GILD) and Johnson & Johnson (JNJ) stand out—and yet, their potential remains under-appreciated by the market. We steer clear of commoditized businesses and those lacking R&D initiatives. And as with any industry, we seek to avoid serial acquirers, companies with binary outcomes, as well as those with leveraged balance sheets.

An idiom to describe the euphoria of today’s bull market may well be “a rising tide lifts all boats,” and indeed our double digit gains are a testament to the environment. But we prefer the wisdom of celebrated investor, Warren Buffett, who has been known to say, “It’s only when the tide goes out that you learn who’s been swimming naked.”2 On that point, it is critical to understand the risks associated with an investment and one should be paid to take those risks. When the markets inevitably change course, investors will gravitate toward companies better positioned to weather the storm. In this vein, our industry leaders who boast net-cash balance sheets and sell at compelling valuations should better protect capital. While we know our contrarian approach may require us to wait patiently for value to be realized, we remain confident our long-term horizon is a key driver of investment success.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali

Portfolio manager

[1]	Pharma analysis based on CMS data. “National health expenditures by type of service and source of funds, CY 1960-2013,” www.phrma.org/cost, December, 2017.
[2]	Mary Buffet and David Clark, “The Tao of Warren Buffett,” Scribner, 2006.

18	ARIELINVESTMENTS.COM

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index
Telecommunication services	16.71	3.90	4.04
Information technology	13.60	6.44	11.36
Health care	11.33	10.10	7.65
Consumer staples	11.07	11.18	9.59
Consumer discretionary	9.86	12.28	11.31
Financials	9.55	21.21	23.18
Energy	8.91	5.32	6.74
Industrials	3.98	14.63	11.89
Utilities	3.12	3.18	2.91
Real estate	0.35	3.57	3.18
Materials	0.00	8.19	8.16
*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 12/31/17

	Quarter	1-year	3-year	5-year	Since inception
Ariel International Fund–Investor Class	+ 0.16	+ 16.35	+ 6.33	+ 8.15	+ 7.50
Ariel International Fund–Institutional Class	+ 0.27	+ 16.70	+ 6.59	+ 8.41	+ 7.76
MSCI EAFE Index (net)	+ 4.23	+ 25.03	+ 7.80	+ 7.90	+ 9.41
MSCI ACWI ex-US Index (net)	+ 5.00	+ 27.19	+ 7.83	+ 6.80	+ 8.41

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17) [1]	Net	Gross
Investor Class	1.15%	1.32%
Institutional Class	0.89%	0.95%

Top ten companies^ (% of net assets)

1.	Deutsche Boerse AG	6.4	6.	Michelin (CGDE)	4.0
2.	Roche Holding AG	5.3	7.	Nintendo Co., Ltd.	3.5
3.	GlaxoSmithKline plc	5.1	8.	Telefonica Deutschland Holding	3.5
4.	China Mobile Ltd.	5.0	9.	Baidu, Inc.	3.3
5.	Koninklijke Ahold Delhaize N.V.	5.0	10.	Gemalto N.V.	3.2

^	For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

Japan	17.07	Netherlands	8.19
Germany	10.93	France	6.05
Switzerland	9.23	United States	5.45
United Kingdom	8.63	Spain	3.49
China	8.32	Italy	3.26

[1]	Effective November 29, 2016 Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2019. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 47.

800.292.7435	19

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index

Health care	21.07	10.70

Information technology	19.12	18.00

Financials	13.50	18.75

Telecommunication services	12.79	3.02

Consumer staples	7.95	8.75

Energy	7.52	6.38

Consumer discretionary	5.44	12.02

Utilities	3.92	2.90

Industrials	3.77	10.92

Materials	0.00	5.51

Real estate	0.00	3.07

*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 12/31/17

	Quarter	1-year	3-year	5-year	Since inception

Ariel Global Fund–Investor Class	+ 1.13	+15.61	+ 6.90	+10.45	+ 9.60

Ariel Global Fund–Institutional Class	+ 1.16	+15.81	+ 7.15	+10.72	+ 9.88

MSCI ACWI Index (net)	+ 5.73	+23.97	+ 9.30	+10.80	+11.67

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17) [1]	Net	Gross
Investor Class	1.15%	1.42%
Institutional Class	0.90%	1.01%

Top ten companies^ (% of net assets)

1.	Microsoft Corp.	8.2	6.	China Mobile Ltd.	5.1
2.	Roche Holding AG	5.3	7.	Johnson & Johnson	4.4
3.	Gilead Sciences, Inc.	5.3	8.	Berkshire Hathaway, Inc., Class B	3.5
4.	Baidu, Inc.	5.2	9.	Deutsche Boerse AG	3.2
5.	GlaxoSmithKline plc	5.2	10.	Michelin (CGDE)	3.2

^	For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

United States	43.67	Germany	4.51
China	10.37	France	4.45
Japan	8.65	Netherlands	3.52
United Kingdom	6.41	Finland	2.23
Switzerland	6.28	Italy	1.11

[1]	Effective November 29, 2016 Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) for the in Institutional order to limit Class Ariel through Global the Fund’s end total of the annual fiscal year operating ending expenses September to 1.13% 30, 2019. of net Prior assets to November for the Investor 29, 2016, Class the and Expense 0.88% Cap of net was assets 1.25% 1.40% of for net the assets Investor for Class the Investor and 1.15% Class for and the 1.00% Institutional of net assets Class. for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 47.

20	ARIELINVESTMENTS.COM

Bio-Rad Laboratories, Inc. (NYSE: BIO) 1000 Alfred Nobel Drive Hercules, CA 94547 510.724.7000 | Bio-rad.com

Founded in 1952, Bio-Rad develops and manufactures products for life science research and the diagnostic markets. The life sciences segment provides innovative products used for food safety testing, pharmaceutical development and several other testing platforms. The clinical diagnostics segment specializes in quality control of systems, blood virus analysis, genetic coding and other bodily fluid testing. The end-markets are driven by aging demographics, emphasis on lowering healthcare spending through better diagnosis, disease management and more recently genetic screenings.

STRONG MARKET PRESENCE

With our original entry into Bio-Rad in 2005, we uncovered a quiet, under-followed market leader with a strong brand reputation, large breadth of product offerings and a solid internal research development team. Management estimates 80% of revenues are generated from areas in which the company holds a top 3 market position or better. Focused on the long-term strategic dynamics of the business, management has filled in its product pipeline to prepare for growth through acquisitions and internal research generation. Frustrating to short-term shareholders, a few acquisitions diluted the share price as the products were in the early stage of development and not commercialized immediately. After years of higher research spending these products are beginning to contribute to the bottom line.

MARGIN EXPANSION HAS ARRIVED

After several years of investing for growth, the company has turned the corner in its ability to improve operating margins. Bio-Rad has been under a serious cloud as it heavily invested in a new Enterprise Resource Planning (ERP) system beginning in 2010, pressuring current margins and requiring high capital expenditures of $350-$400 million throughout the implementation. This new system will improve customer service, increase logistical efficiencies and consolidate warehouses creating better inventory control. Furthermore, during the initial phases of the roll-out, management completed substantial organizational changes to cut costs. Through the European deployment of the ERP system in the second-quarter 2017, the company has already begun to show positive results. Finally, in addition to cost savings, several product launches over the next two years should result in an EBITDA margin of 20% by 2020.

FAIR VALUATION

The company boasts a solid financial profile, rapidly rising operating margins, high recurring revenue stream and leading product offerings. As our original thesis comes to fruition, Bio-Rad remains a classic Ariel stock, offering leading innovative products in a growing worldwide marketplace. As of December 31, 2017, the company traded at $238.67, nearing our estimate of intrinsic value as our thesis has played out.

800.292.7435	21

EMCORE Corporation (NASDAQ: EMKR) 2015 Chestnut Street Alhambra, CA 91803 626.293 3400 | Emcore.com

Headquartered just outside of Los Angeles, EMCORE Corporation (EMKR) predominately provides transmission technology that enables Cable TV companies to meet the growing demand for increased bandwidth and connectivity. EMCORE also offers satellite communications products, high-performance chip products, and navigation products that have applications within the aerospace and defense markets. Although the company’s various offerings may appear unrelated, EMCORE leverages its core transmission technology across product lines.

DEEP VALUE CHECKLIST

In our Deep Value strategies, we seek to invest in companies with fortress balance sheets and excellent management teams that are trading at a discount to asset value. EMCORE fits the bill, with approximately 40% of its market capitalization in net cash, and no debt. The company currently trades at just 1.5 times book value despite being profitable and growing rapidly. Several meetings with management have left us impressed with their focus on diversification, while also cutting costs to increase efficiencies. In fact, the current management team and Board of Directors was formed in 2014, after a successful activist campaign was led by Becker Drapkin Management.

IMPROVING FUNDAMENTALS

The Cable TV business currently accounts for approximately 80% of EMCORE’s total revenues. Revenues therefore tend to fluctuate with cable company spending cycles. Over the past few years, Cable TV providers have largely delayed spending to improve margins. With significant pent-up demand for increased connectivity and bandwidth, we believe a ramp-up in spending is inevitable. In fact, in fiscal 2017, total revenues grew over +30% year-over-year. In the meantime, management has worked diligently to cut costs and grow revenue from non-Cable TV operations in order to diversify the business. These efforts have paid off, as non-GAAP net income increased approximately +180% year-over-year in fiscal 2017. In 2018, management expects non-Cable TV products to contribute more than 30% to total revenues.

UPSIDE POTENTIAL

Today, EMCORE trades at a deep discount to our estimate of fair value. We believe the market is largely ignoring the downside protection provided by the strength of the company’s balance sheet, as well as meaningful upside potential driven by anticipated top-line and bottom-line growth. We believe improved Cable TV spend, profitability, and growth in the non-Cable TV products should provide catalysts for the market to begin to recognize the value at EMCORE. In the event this fails to happen, the company could still attract a number of strategic or financial buyers hoping to take advantage of this deep value opportunity with significant growth potential.

22	ARIELINVESTMENTS.COM

MSG Networks, Inc. (NYSE: MSGN) 11 Pennsylvania Plaza, 3rd Floor New York, NY 10001 212.465.6400 | Msgnetworks.com

MSG Networks, Inc. owns and operates two regional sports and entertainment networks (MSG & MSG+ distributed across NY and parts of NJ, CT and PA). It is the only pure-play regional sports network in the U.S. that is publicly traded. Although listed, it is controlled by the New York-based Dolan Family. The network was originally a part of Madison Square Garden, Inc., which also housed the Knicks and Rangers and other valuable venues and entertainment content. In September 2015, these assets were spun out into a separate publicly traded entity known as The Madison Square Garden Company, leaving MSGN behind as a standalone entity.

EXCLUSIVE SPORTS CONTENT

Prior to the separation, MSGN secured the exclusive regional broadcast rights of the Knicks and Rangers for a 20 year term through a long-term agreement with MSG. MSGN is also home to six other sports teams (NJ Devils, Buffalo Sabres, NY Islanders, NY Liberty, NY Red Bulls and Westchester Knicks) and broadcasts pre-and post-game content for the NY Giants as well as the Buffalo Bills. This portfolio of sports content makes MSGN a “must-have” property for cable distributors and advertisers alike. Professional sports teams maintain broad appeal and sticky fan bases, as allegiances are typically passed down from generation to generation and often transcend age, sex, race, and socioeconomic differences. The size of the NY market makes these rights even more valuable, especially to advertisers, since games are almost always consumed live.

REVENUE HEADWINDS

As is the case with the broader media space, concerns surrounding the uncertain pay-TV environment have pressured MSGN stock. The high cost of cable television has prompted consumers to rethink their entertainment spending needs, often resulting in cord cutting or a trade down to more value-oriented cable or digitally streamed “skinny bundles.” These secular shifts have negatively impacted network subscribers and sales. They have also prompted cable distributors to push back on fees paid to their network affiliates. MSGN has not been immune, losing 3% of its subscriber base on average over the last five years. The revenue headwinds are compounded by MSGN’s fixed cost structure as a result of its long-term sports licensing agreements and relatively high financial leverage, which was a byproduct of the 2015 spinoff.

CREATING SHAREHOLDER VALUE

Despite the headwinds, we believe the market maintains an overly pessimistic view toward MSGN and the company has taken the necessary steps to address the key issues. Subscriber declines have decelerated over the last several quarters and management continues to successfully renegotiate cable distribution agreements while also optimizing its distribution platform for the new streaming content paradigm. This should enhance the existing cable viewing experience, provide a more economical digital viewing option and create incremental advertising revenue opportunities. MSGN management has also made strides on the capital allocation front – leverage has been reduced, aided by voluntary debt prepayments, and the company instituted a share repurchase program. Lastly, contrary to many naysayers, the Dolan Family has created real value for their shareholders through various spinoffs and asset sales over the years. In fact, it has been reported that MSGN is on the selling block. Regardless of whether a sale materializes and as long as the Dolan’s maintain their controlling interest, we feel comfortable owning MSGN for the long-term.

800.292.7435	23

Ariel Fund statistical summary	12/31/17 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar

Company	Ticker symbol	Price 12/31/17	Low	High	2015 actual calendar	2016 actual calendar	Forward 12 months estimate	2015 actual P/E	2016 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Contango Oil & Gas Co.	MCF	4.71	2.22	10.15	(2.59)	(0.48)	(0.68)	NM	NM	NM	120
Bristow Group, Inc.	BRS	13.47	6.21	21.78	2.18	(0.44)	(1.42)	6.2	NM	NM	476
MTS Systems Corp.	MTSC	53.70	44.65	59.00	3.16	3.02	3.05	17.0	17.8	17.6	954
MSG Networks, Inc.	MSGN	20.25	16.15	25.30	N/A	2.25	2.31	N/A	9.0	8.8	1,524
International Speedway Corp.	ISCA	39.85	32.25	41.95	1.44	1.68	1.96	27.7	23.7	20.3	1,746
Brady Corp.	BRC	37.90	31.70	40.50	1.55	1.81	2.14	24.5	20.9	17.7	1,954
Anixter Intl, Inc.	AXE	76.00	62.40	88.60	4.42	4.93	5.64	17.2	15.4	13.5	2,555
Adtalem Global Education, Inc.	ATGE	42.05	30.15	46.00	2.50	2.70	3.07	16.8	15.6	13.7	2,573
U.S. Silica Holdings, Inc.	SLCA	32.56	24.26	61.49	0.22	0.68	3.36	148.0	47.9	9.7	2,645
Sotheby’s	BID	51.60	38.46	57.95	2.08	1.73	2.35	24.8	29.8	22.0	2,709
Simpson Manufacturing Co., Inc.	SSD	57.41	39.82	61.62	1.46	1.93	2.58	39.3	29.7	22.3	2,716
Meredith Corp.	MDP	66.05	50.63	72.25	3.24	4.31	4.70	20.4	15.3	14.1	2,951
TEGNA, Inc.	TGNA	14.08	11.59	26.65	1.78	2.67	1.64	7.9	5.3	8.6	3,030
Kennametal, Inc.	KMT	48.41	31.12	49.31	1.78	1.48	2.92	27.2	32.7	16.6	3,920
Dun & Bradstreet Corp.	DNB	118.41	100.46	125.57	7.64	7.46	7.90	15.5	15.9	15.0	4,369
Littelfuse, Inc.	LFUS	197.82	146.94	215.00	5.39	6.99	9.44	36.7	28.3	21.0	4,493
Fair Isaac Corp.	FICO	153.20	118.86	159.92	3.31	3.74	4.04	46.3	41.0	37.9	4,633
The Madison Square Garden Co.	MSG	210.85	166.86	231.44	N/A	0.30	1.50	N/A	702.8	140.6	4,974
Charles River Laboratories Intl, Inc.	CRL	109.45	75.25	119.05	3.76	4.56	5.59	29.1	24.0	19.6	5,180
Mattel, Inc.	MAT	15.38	12.71	31.60	1.39	1.78	0.60	11.1	8.6	25.6	5,286
Zebra Technologies Corp.	ZBRA	103.80	81.02	117.44	4.78	5.10	7.29	21.7	20.4	14.2	5,521
First American Financial Corp.	FAF	56.04	36.50	57.50	2.72	3.04	3.78	20.6	18.4	14.8	6,210
Lazard Ltd.	LAZ	52.50	40.22	52.98	3.74	3.35	3.44	14.0	15.7	15.3	6,306
JLL	JLL	148.93	97.60	155.25	10.19	8.51	9.43	14.6	17.5	15.8	6,756
Bio-Rad Laboratories, Inc.	BIO	238.67	181.87	273.87	4.72	4.18	5.37	50.6	57.1	44.4	7,104
Janus Henderson Group plc	JHG	38.26	30.24	38.81	N/A	1.91	2.70	N/A	20.0	14.2	7,509
Keysight Technologies, Inc.	KEYS	41.60	35.05	45.65	2.24	2.21	2.67	18.6	18.8	15.6	7,725
Interpublic Group of Cos., Inc.	IPG	20.16	18.30	25.71	1.25	1.51	1.66	16.1	13.4	12.1	7,834
Western Union Co.	WU	19.01	18.39	22.70	1.75	1.81	1.95	10.9	10.5	9.7	8,731
Snap-on, Inc.	SNA	174.30	140.83	181.73	8.10	10.07	11.21	21.5	17.3	15.5	9,936
KKR & Co. L.P.	KKR	21.06	15.30	21.41	1.21	0.68	2.59	17.4	31.0	8.1	9,964
Viacom, Inc.	VIAB	30.81	22.13	46.72	5.41	3.56	3.85	5.7	8.7	8.0	12,398
Nielsen Holdings plc	NLSN	36.40	34.22	45.73	2.63	2.81	2.58	13.8	13.0	14.1	12,965
J.M. Smucker Co.	SJM	124.24	99.57	143.68	6.73	8.17	8.07	18.5	15.2	15.4	14,114
CBRE Group, Inc.	CBG	43.31	29.69	44.34	2.05	2.30	2.74	21.1	18.8	15.8	14,702
Laboratory Corp. of America Holdings	LH	159.51	127.33	165.18	7.91	8.83	10.18	20.2	18.1	15.7	16,286
Mohawk Industries, Inc.	MHK	275.90	198.45	286.85	10.52	13.01	15.01	26.2	21.2	18.4	20,510
Northern Trust Corp.	NTRS	99.89	81.92	101.46	3.85	4.71	5.28	25.9	21.2	18.9	22,717
Royal Caribbean Cruises Ltd.	RCL	119.28	81.59	133.75	4.83	7.12	8.78	24.7	16.8	13.6	25,535

Note: Holdings are as of December 31, 2017. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2017 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2017 stock price. NM=Not Meaningful.

24	ARIELINVESTMENTS.COM

Ariel Appreciation Fund statistical summary	12/31/17 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar

Company	Ticker symbol	Price 12/31/17	Low	High	2015 actual calendar	2016 actual calendar	Forward 12 months estimate	2015 actual P/E	2016 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Bristow Group, Inc.	BRS	13.47	6.21	21.78	2.18	(0.44)	(1.42)	6.2	NM	NM	476
MSG Networks, Inc.	MSGN	20.25	16.15	25.30	N/A	2.25	2.31	N/A	9.0	8.8	1,524
International Speedway Corp.	ISCA	39.85	32.25	41.95	1.44	1.68	1.96	27.7	23.7	20.3	1,746
Anixter Intl, Inc.	AXE	76.00	62.40	88.60	4.42	4.93	5.64	17.2	15.4	13.5	2,555
U.S. Silica Holdings, Inc.	SLCA	32.56	24.26	61.49	0.22	0.68	3.36	148.0	47.9	9.7	2,645
Houlihan Lokey, Inc.	HLI	45.43	29.51	46.99	1.27	1.83	2.31	35.8	24.8	19.7	3,028
TEGNA, Inc.	TGNA	14.08	11.59	26.65	1.78	2.67	1.64	7.9	5.3	8.6	3,030
Kennametal, Inc.	KMT	48.41	31.12	49.31	1.78	1.48	2.92	27.2	32.7	16.6	3,920
The Madison Square Garden Co.	MSG	210.85	166.86	231.44	N/A	0.30	1.50	N/A	702.8	140.6	4,974
Charles River Laboratories Intl, Inc.	CRL	109.45	75.25	119.05	3.76	4.56	5.59	29.1	24.0	19.6	5,180
Mattel, Inc.	MAT	15.38	12.71	31.60	1.39	1.78	0.60	11.1	8.6	25.6	5,286
BOK Financial Corp.	BOKF	92.32	73.44	93.97	4.23	4.43	5.48	21.8	20.8	16.8	6,043
First American Financial Corp.	FAF	56.04	36.50	57.50	2.72	3.04	3.78	20.6	18.4	14.8	6,210
Lazard Ltd.	LAZ	52.50	40.22	52.98	3.74	3.35	3.44	14.0	15.7	15.3	6,306
JLL	JLL	148.93	97.60	155.25	10.19	8.51	9.43	14.6	17.5	15.8	6,756
Keysight Technologies, Inc.	KEYS	41.60	35.05	45.65	2.24	2.21	2.67	18.6	18.8	15.6	7,725
Interpublic Group of Cos., Inc.	IPG	20.16	18.30	25.71	1.25	1.51	1.66	16.1	13.4	12.1	7,834
Nordstrom, Inc.	JWN	47.38	37.79	50.32	3.21	3.25	3.09	14.8	14.6	15.3	7,894
Western Union Co.	WU	19.01	18.39	22.70	1.75	1.81	1.95	10.9	10.5	9.7	8,731
Snap-on, Inc.	SNA	174.30	140.83	181.73	8.10	10.07	11.21	21.5	17.3	15.5	9,936
KKR & Co. L.P.	KKR	21.06	15.30	21.41	1.21	0.68	2.59	17.4	31.0	8.1	9,964
BorgWarner, Inc.	BWA	51.09	37.54	55.86	3.04	3.45	4.22	16.8	14.8	12.1	10,772
Viacom, Inc.	VIAB	30.81	22.13	46.72	5.41	3.56	3.85	5.7	8.7	8.0	12,398
Nielsen Holdings plc	NLSN	36.40	34.22	45.73	2.63	2.81	2.58	13.8	13.0	14.1	12,965
National Oilwell Varco	NOV	36.02	29.90	41.90	3.45	(0.22)	0.96	10.4	NM	37.5	13,690
J.M. Smucker Co.	SJM	124.24	99.57	143.68	6.73	8.17	8.07	18.5	15.2	15.4	14,114
CBRE Group, Inc.	CBG	43.31	29.69	44.34	2.05	2.30	2.74	21.1	18.8	15.8	14,702
Laboratory Corp. of America Holdings	LH	159.51	127.33	165.18	7.91	8.83	10.18	20.2	18.1	15.7	16,286
Omnicom Group, Inc.	OMC	72.83	65.32	87.43	4.67	5.41	5.68	15.6	13.5	12.8	16,790
Cardinal Health, Inc.	CAH	61.27	54.66	84.88	4.86	5.14	5.11	12.6	11.9	12.0	19,606
Willis Towers Watson plc	WLTW	150.69	120.87	165.00	7.03	7.96	9.66	21.4	18.9	15.6	19,934
Blackstone Group L.P.	BX	32.02	26.65	35.09	1.82	2.00	2.97	17.6	16.0	10.8	21,058
Northern Trust Corp.	NTRS	99.89	81.92	101.46	3.85	4.71	5.28	25.9	21.2	18.9	22,717
CBS Corp.	CBS	59.00	52.75	70.10	3.34	3.74	4.80	17.7	15.8	12.3	23,600
Zimmer Biomet Holdings, Inc.	ZBH	120.67	102.59	133.49	6.90	7.96	8.45	17.5	15.2	14.3	24,424
T. Rowe Price Group, Inc.	TROW	104.93	65.33	106.10	4.63	4.91	6.35	22.7	21.4	16.5	25,416
Stanley Black & Decker, Inc.	SWK	169.69	114.27	170.90	6.59	7.28	9.02	25.7	23.3	18.8	26,022
Progressive Corp.	PGR	56.32	35.23	57.18	2.02	1.70	2.92	27.9	33.1	19.3	32,758
Aflac, Inc.	AFL	87.78	66.50	89.81	5.64	6.62	6.87	15.6	13.3	12.8	34,574
Illinois Tool Works, Inc.	ITW	166.85	120.06	169.69	5.57	6.14	7.73	30.0	27.2	21.6	57,163
Thermo Fisher Scientific, Inc.	TMO	189.88	140.00	201.20	7.39	8.28	10.37	25.7	22.9	18.3	76,141

Note: Holdings are as of December 31, 2017. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2017 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2017 stock price. NM=Not Meaningful.

800.292.7435	25

Ariel Fund schedule of investments	12/31/17 (UNAUDITED)

Number of shares	Common stocks—96.36%	Value

	Consumer discretionary & services—29.20%
4,017,123	MSG Networks, Inc.(a)(b)	$81,346,741
4,942,952	TEGNA, Inc.	69,596,764
576,040	Royal Caribbean Cruises Ltd.	68,710,051
2,026,925	Viacom, Inc., Class B	62,449,559
1,447,224	Adtalem Global Education, Inc.(a)	60,855,769
2,991,066	Interpublic Group of Cos., Inc.	60,299,891
3,615,900	Mattel, Inc.	55,612,542
1,425,800	Nielsen Holdings plc	51,899,120
173,204	Mohawk Industries, Inc.(a)	47,786,984
566,008	Meredith Corp.	37,384,828
663,077	International Speedway Corp., Class A	26,423,619
113,724	The Madison Square Garden Co., Class A(a)	23,978,705
192,865	Sotheby’s(a)	9,951,834

		656,296,407

	Consumer staples—2.96%
536,145	J.M. Smucker Co.	66,610,655

	Energy—0.40%
1,928,817	Contango Oil & Gas Co.(a)(b)	9,084,728

	Financial services—30.18%
5,181,639	KKR & Co. L.P.	109,125,317
1,790,903	Lazard Ltd., Class A	94,022,407
540,499	JLL	80,496,516
1,416,188	First American Financial Corp.	79,363,176
1,811,253	CBRE Group, Inc., Class A(a)	78,445,367
697,700	Northern Trust Corp.	69,693,253
1,637,449	Janus Henderson Group plc	62,648,799
464,478	Dun & Bradstreet Corp.	54,998,840
1,780,054	Western Union Co.	33,838,827
103,463	Fair Isaac Corp.	15,850,532

		678,483,034

	Health care—5.78%
383,000	Laboratory Corp. of America Holdings(a)	61,092,330
344,201	Charles River Laboratories Intl, Inc.(a)	37,672,800
130,481	Bio-Rad Laboratories, Inc.(a)	31,141,900

		129,907,030

	Materials & processing—4.73%
1,092,397	Simpson Manufacturing Co., Inc.	62,714,512
1,342,061	U.S. Silica Holdings, Inc.	43,697,506

		106,412,018

	Producer durables—21.15%
1,953,441	Kennametal, Inc.	94,566,079
869,300	Zebra Technologies Corp.(a)	90,233,340
1,544,885	Keysight Technologies, Inc.(a)	64,267,216
332,213	Snap-on, Inc.	57,904,726
1,350,028	Brady Corp., Class A	51,166,061
3,700,567	Bristow Group, Inc.(b)	49,846,637
894,616	MTS Systems Corp.(b)	48,040,879
97,689	Littelfuse, Inc.	19,324,838

		475,349,776

26	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	12/31/17 (UNAUDITED)

Number of shares	Common stocks—96.36%	Value

	Technology—1.96%
579,642	Anixter Intl, Inc.(a)	$44,052,792

	Total common stocks (Cost $1,321,283,497)	2,166,196,440

Number of shares	Short-term investments—3.93%	Value

88,434,432	Northern Institutional Treasury Portfolio, 1.17%(c)	$88,434,432

	Total short-term investments (Cost $88,434,432)	88,434,432

	Total Investments—100.29% (Cost $1,409,717,929)	2,254,630,872

	Other Assets less Liabilities—(0.29)%	(6,626,709)

	Net Assets—100.00%	$2,248,004,163

(a) Non-income producing.

(b) Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c) The rate presented is the rate in effect at December 31, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	27

Ariel Appreciation Fund schedule of investments	12/31/17 (UNAUDITED)

Number of shares	Common stocks—97.27%	Value

	Consumer discretionary & services—23.84%
2,884,730	Interpublic Group of Cos., Inc.	$58,156,157
679,400	Omnicom Group, Inc.	49,480,702
3,088,100	Mattel, Inc.	47,494,978
882,700	BorgWarner, Inc.	45,097,143
1,981,337	MSG Networks, Inc.(a)	40,122,074
830,400	Nordstrom, Inc.	39,344,352
1,031,224	Nielsen Holdings plc	37,536,554
572,200	CBS Corp., Class B	33,759,800
619,600	Viacom, Inc., Class B	19,089,876
419,058	International Speedway Corp., Class A	16,699,461
618,915	TEGNA, Inc.	8,714,323
39,366	The Madison Square Garden Co., Class A(a)	8,300,321

		403,795,741

	Consumer staples—4.44%
605,175	J.M. Smucker Co.	75,186,942

	Energy—2.63%
1,236,100	National Oilwell Varco	44,524,322

	Financial services—30.93%
802,500	Aflac, Inc.	70,443,450
1,252,800	First American Financial Corp.	70,206,912
671,900	Northern Trust Corp.	67,116,091
1,037,520	Lazard Ltd., Class A	54,469,800
961,952	Houlihan Lokey, Inc.	43,701,479
258,000	Willis Towers Watson plc	38,878,020
531,800	Progressive Corp.	29,950,976
1,401,700	Western Union Co.	26,646,317
162,280	JLL	24,168,360
1,086,168	KKR & Co. L.P.	22,874,698
214,150	T. Rowe Price Group, Inc.	22,470,760
621,100	Blackstone Group L.P.	19,887,622
214,489	BOK Financial Corp.	19,801,624
303,650	CBRE Group, Inc., Class A(a)	13,151,082

		523,767,191

	Health care—15.44%
594,200	Zimmer Biomet Holdings, Inc.	71,702,114
446,000	Laboratory Corp. of America Holdings(a)	71,141,460
238,054	Thermo Fisher Scientific, Inc.	45,201,694
364,680	Charles River Laboratories Intl, Inc.(a)	39,914,226
546,000	Cardinal Health, Inc.	33,453,420

		261,412,914

	Materials & processing—2.20%
1,145,380	U.S. Silica Holdings, Inc.	37,293,573

	Producer durables—17.00%
341,699	Stanley Black & Decker, Inc.	57,982,903
1,161,700	Kennametal, Inc.	56,237,897
1,305,315	Keysight Technologies, Inc.(a)	54,301,104
273,150	Illinois Tool Works, Inc.	45,575,078
236,000	Snap-on, Inc.	41,134,800
2,426,964	Bristow Group, Inc.(b)	32,691,205

		287,922,987

28	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	12/31/17 (UNAUDITED)

Number of shares	Common stocks—97.27%	Value
	Technology—0.79%
176,989	Anixter Intl, Inc.(a)	$13,451,164

	Total common stocks (Cost $1,051,153,000)	1,647,354,834

Number of shares	Short-term investments—3.16%	Value
53,561,640	Northern Institutional Treasury Portfolio, 1.17%(c)	$53,561,640

	Total short-term investments (Cost $53,561,640)	53,561,640

	Total Investments—100.43% (Cost $1,104,714,640)	1,700,916,474

	Other Assets less Liabilities—(0.43)%	(7,219,472)

	Net Assets—100.00%	$1,693,697,002

(a) Non-income producing.

(b) Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c) The rate presented is the rate in effect at December 31, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	29

Ariel Focus Fund schedule of investments	12/31/17 (UNAUDITED)

Number of shares	Common stocks—98.87%	Value

	Consumer discretionary & services—8.46%
58,400	BorgWarner, Inc.	$2,983,656
29,200	Adtalem Global Education, Inc.(a)	1,227,860
30,500	MSG Networks, Inc.(a)	617,625

		4,829,141

	Consumer staples—2.83%
13,000	J.M. Smucker Co.	1,615,120

	Energy—9.34%
26,000	Exxon Mobil Corp.	2,174,640
51,300	National Oilwell Varco	1,847,826
31,000	Apache Corp.	1,308,820

		5,331,286

	Financial services—29.62%
142,400	KKR & Co. L.P.	2,998,944
54,900	Lazard Ltd., Class A	2,882,250
114,100	Western Union Co.	2,169,041
20,000	JPMorgan Chase & Co.	2,138,800
30,200	First American Financial Corp.	1,692,408
30,400	Bank of New York Mellon Corp.	1,637,344
6,400	Goldman Sachs Group, Inc.	1,630,464
21,600	Progressive Corp.	1,216,512
17,000	Blackstone Group L.P.	544,340

		16,910,103

	Health care—17.54%
18,400	Laboratory Corp. of America Holdings(a)	2,934,984
20,600	Zimmer Biomet Holdings, Inc.	2,485,802
16,500	Johnson & Johnson	2,305,380
145,000	Hanger, Inc.(a)	2,283,750

		10,009,916

	Materials & processing—8.73%
198,582	Barrick Gold Corp.	2,873,481
82,200	Mosaic Co.	2,109,252

		4,982,733

	Producer durables—13.60%
7,456	Lockheed Martin Corp.	2,393,749
10,100	Stanley Black & Decker, Inc.	1,713,869
8,100	Snap-on, Inc.	1,411,830
12,500	Zebra Technologies Corp.(a)	1,297,500
63,700	Team, Inc.(a)	949,130

		7,766,078

	Technology—8.75%
61,200	Oracle Corp.	2,893,536
13,700	International Business Machines Corp.	2,101,854

		4,995,390

	Total common stocks (Cost $43,220,196)	56,439,767

30	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	12/31/17 (UNAUDITED)

Number of shares	Short-term investments—1.63%	Value

932,801	Northern Institutional Treasury Portfolio, 1.17%(b)	$932,801

	Total short-term investments (Cost $932,801)	932,801

	Total Investments—100.50% (Cost $44,152,997)	57,372,568

	Other Assets less Liabilities—(0.50)%	(286,845)

	Net Assets—100.00%	$57,085,723

(a) Non-income producing.

(b) The rate presented is the rate in effect at December 31, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	31

Ariel Discovery Fund schedule of investments	12/31/17 (UNAUDITED)

Number of shares	Common stocks—96.17%	Value

	Consumer discretionary & services—19.28%
216,442	Century Casinos, Inc.(a)	$1,976,115
146,574	Rosetta Stone, Inc.(a)	1,827,778
27,822	Strattec Security Corp.	1,211,648
65,502	XO Group, Inc.(a)	1,209,167
17,100	Movado Group, Inc.	550,620
39,975	Gaia, Inc.(a)	495,690

		7,271,018

	Energy—6.17%
89,456	Green Brick Partners, Inc.(a)	1,010,853
56,554	Gulf Island Fabrication, Inc.	759,238
143,902	Mitcham Industries, Inc.(a)	456,169
21,654	Contango Oil & Gas Co.(a)	101,990

		2,328,250

	Financial services—20.46%
134,422	Cowen Group, Inc., Class A(a)	1,834,860
22,900	First American Financial Corp.	1,283,316
74,085	Capital Southwest Corp.	1,226,107
100,293	Safeguard Scientifics, Inc.(a)	1,123,282
49,048	Tejon Ranch Co.(a)	1,018,236
28,600	Atlas Financial Holdings, Inc.(a)	587,730
8,500	MB Financial, Inc.	378,420
134,200	180 Degree Capital Corp.	264,374

		7,716,325

	Health care—3.60%
132,585	Kindred Biosciences, Inc.(a)	1,252,929
14,074	Cumberland Pharmaceuticals, Inc.(a)	104,429

		1,357,358

	Materials & processing—4.64%
33,900	U.S. Silica Holdings, Inc.	1,103,784
376,354	Orion Energy Systems, Inc.(a)	331,191
17,131	Landec Corp.(a)	215,851
20,400	Aspen Aerogels, Inc.(a)	99,552

		1,750,378

	Producer durables—10.20%
81,600	Bristow Group, Inc.	1,099,152
210,982	Ballantyne Strong, Inc.(a)	981,066
42,899	Team, Inc.(a)	639,195
13,898	CRA International, Inc.	624,715
17,125	Spartan Motors, Inc.	269,719
13,400	Perceptron, Inc.(a)	130,650
11,500	CPI Aerostructures, Inc.(a)	102,925

		3,847,422

	Technology—27.68%
498,196	RealNetworks, Inc.(a)	1,703,830
188,235	PCTEL, Inc.	1,387,292
246,488	Telenav, Inc.(a)	1,355,684
131,100	GSI Technology, Inc.(a)	1,043,556
70,625	TechTarget, Inc.(a)	983,100
352,732	Synacor, Inc.(a)	811,284
194,920	SeaChange Intl, Inc.(a)	766,036
104,600	Edgewater Technology, Inc.(a)	652,704
168,200	Glu Mobile, Inc.(a)	612,248

32	ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	12/31/17 (UNAUDITED)

Number of shares	Common stocks—96.17%	Value

	Technology—27.68% (continued)
87,700	EMCORE Corp.(a)	$565,665
34,595	AstroNova, Inc.	484,330
77,510	GlassBridge Enterprises, Inc.(a)	72,084

		10,437,813

	Utilities—4.14%
153,186	ORBCOMM, Inc.(a)	1,559,434

	Total common stocks (Cost $34,100,136)	36,267,998

Number of shares	Short-term investments—3.54%	Value

1,337,028	Northern Institutional Treasury Portfolio, 1.17%(b)	$1,337,028

	Total short-term investments (Cost $1,337,028)	1,337,028

	Total Investments—99.71% (Cost $35,437,164)	37,605,026

	Other Assets less Liabilities—0.29%	107,591

	Net Assets—100.00%	$37,712,617

(a) Non-income producing.

(b) The rate presented is the rate in effect at December 31, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	33

Ariel International Fund schedule of investments	12/31/17 (UNAUDITED)

Number of shares	Common stocks—88.48%	Value

	Australia—0.24%
370,780	AMP Ltd.	$1,501,473

	Belgium—0.07%
4,625	Galapagos N.V.(a)	438,284

	Canada—1.57%
152,804	IGM Financial, Inc.	5,366,982
51,000	Suncor Energy, Inc.	1,872,435
31,769	Magna International, Inc.	1,800,496
50,625	Hydro One Ltd.	902,148

		9,942,061

	China—8.32%
2,434,500	China Mobile Ltd.	24,694,462
88,083	Baidu, Inc. ADR(a)	20,629,920
143,110	China Mobile Ltd. ADR	7,232,779
31,978	Shenzhou International Group Holdings, Ltd.	304,519

		52,861,680

	Finland—2.63%
3,579,613	Nokia Corp. ADR	16,680,997

	France—6.05%
176,070	Michelin (CGDE)	25,255,845
86,863	Safran SA	8,953,761
22,546	Thales SA	2,431,418
8,094	Euler Hermes Group	1,182,968
7,195	Sanofi	620,276

		38,444,268

	Germany—10.93%
351,521	Deutsche Boerse AG	40,827,576
4,363,205	Telefonica Deutschland Holding	21,914,512
179,968	Dialog Semiconductor plc(a)	5,603,503
23,389	GEA Group AG	1,122,812

		69,468,403

	Hong Kong—1.33%
15,411,302	Li & Fung Ltd.	8,462,275

	Italy—3.26%
3,635,733	Snam SpA	17,798,324
239,931	Italgas SpA	1,465,315
76,146	Azimut Holdings SpA	1,459,080

		20,722,719

	Japan—17.07%
61,500	Nintendo Co., Ltd.	22,482,228
833,600	NTT DOCOMO, Inc.	19,686,795
317,000	Nippon Telegraph & Telephone Corp.	14,913,841
365,900	Japan Tobacco, Inc.	11,791,284
100,500	Shimamura Co., Ltd.	11,060,129
208,300	Subaru Corp.	6,623,820
1,629,600	Seven Bank Ltd.	5,582,654
41,500	Secom Co., Ltd.	3,133,264
52,700	Mabuchi Motor Co., Ltd.	2,857,750
44,400	Toyota Motor Corp.	2,842,309
40,300	Takeda Pharmaceutical Co., Ltd.	2,289,419

34	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	12/31/17 (UNAUDITED)

Number of shares	Common stocks—88.48%	Value

	Japan—17.07% (continued)
10,800	Daito Trust Construction Co., Ltd.	$2,202,174
66,500	Ono Pharmaceutical Co., Ltd.	1,549,847
6,000	Murata Manufacturing Co., Ltd.	805,147
22,200	Askul Corp.	629,501

		108,450,162

	Luxembourg—1.50%
60,199	RTL Group	4,844,451
147,649	Tenaris ADR	4,704,097

		9,548,548

	Netherlands—8.19%
1,447,925	Koninklijke Ahold Delhaize N.V.	31,853,264
340,103	Gemalto N.V.	20,199,593

		52,052,857

	Singapore—0.20%
223,800	Singapore Exchange Ltd.	1,244,960

	Spain—3.49%
542,661	Endesa SA	11,625,601
332,320	Tecnicas Reunidas SA	10,550,506

		22,176,107

	Sweden—0.13%
40,068	H&M Hennes & Mauritz AB, Class B	826,945

	Switzerland—9.23%
132,457	Roche Holding AG	33,506,748
33,296	Swisscom AG	17,716,636
1,360	SGS SA	3,546,370
123,314	UBS AG	2,270,258
14,882	Novartis AG	1,249,492
4,034	Nestle SA	346,913

		58,636,417

	United Arab Emirates—0.19%
4,048,694	Dubai Financial Market(a)	1,232,327

	United Kingdom—8.63%
1,732,146	GlaxoSmithKline plc	30,928,740
178,317	Reckitt Benckiser Group plc	16,657,818
491,974	National Grid plc	5,812,753
39,823	GlaxoSmithKline plc ADR	1,412,522

		54,811,833

	United States—5.45%
91,753	Philip Morris Intl, Inc.	9,693,704
61,815	EOG Resources, Inc.	6,670,457
57,016	Core Laboratories N.V.	6,246,103
30,681	Pioneer Natural Resources Co.	5,303,211
47,049	Occidental Petroleum Corp.	3,465,629
63,089	Fluor Corp.	3,258,547

		34,637,651

	Total common stocks (Cost $527,974,835)	562,139,967

800.292.7435	35

Ariel International Fund schedule of investments	12/31/17 (UNAUDITED)

Number of shares	Investment companies—1.32%	Value

	Exchange Traded Funds—1.32%
186,469	Vanguard FTSE Developed Markets ETF	$8,365,000

	Total Investment companies (Cost $7,038,480)	8,365,000

Number of shares	Short-term investments—8.62%	Value

54,774,944	Northern Institutional Treasury Portfolio, 1.17%(b)	$54,774,944

	Total short-term investments (Cost $54,774,944)	54,774,944

	Total Investments—98.42% (Cost $589,788,259)	625,279,911

	Cash, Foreign Currency, Other Assets less Liabilities—1.58%	10,028,827

	Net Assets—100.00%	$635,308,738

At December 31, 2017, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation
01/23/2018	UBS AG	GBP	535,263	CNH	4,697,352	$3,024
01/23/2018	UBS AG	GBP	1,453,571	EUR	1,612,903	26,082
01/23/2018	UBS AG	GBP	7,360,626	USD	9,717,866	228,209
01/23/2018	UBS AG	GBP	1,615,093	USD	2,132,327	50,075
01/23/2018	UBS AG	SGD	3,355,598	USD	2,475,000	34,930
01/23/2018	UBS AG	SGD	1,278,161	USD	942,738	13,305

Subtotal UBS AG						355,625

01/23/2018	Northern Trust	GBP	327,488	CAD	538,703	13,802
01/23/2018	Northern Trust	USD	1,571,871	CAD	1,959,895	12,125
01/23/2018	Northern Trust	USD	627,585	CAD	782,507	4,841
01/23/2018	Northern Trust	GBP	1,605,135	CNH	14,080,212	10,006
01/23/2018	Northern Trust	GBP	8,601,518	USD	11,356,799	266,037
01/23/2018	Northern Trust	GBP	1,895,331	USD	2,500,415	60,658
01/23/2018	Northern Trust	JPY	230,963,768	USD	2,035,854	16,350
01/23/2018	Northern Trust	SEK	7,289,287	USD	872,509	17,417
01/23/2018	Northern Trust	SGD	961,186	USD	708,686	10,265
01/23/2018	Northern Trust	SGD	565,398	USD	416,870	6,038
01/23/2018	Northern Trust	SGD	406,956	USD	300,050	4,346

Subtotal Northern Trust						421,885

01/23/2018	JPMorgan Chase	GBP	582,420	CAD	958,000	24,591
01/23/2018	JPMorgan Chase	USD	551,420	CAD	687,614	4,196
01/23/2018	JPMorgan Chase	AUD	2,402,150	USD	1,817,001	57,314
01/23/2018	JPMorgan Chase	AUD	2,285,876	USD	1,745,017	38,573
01/23/2018	JPMorgan Chase	GBP	4,410,088	USD	5,816,725	142,424
01/23/2018	JPMorgan Chase	GBP	3,429,526	USD	4,542,503	91,658
01/23/2018	JPMorgan Chase	GBP	1,196,179	USD	1,577,841	38,500
01/23/2018	JPMorgan Chase	JPY	318,567,035	USD	2,819,896	10,698
01/23/2018	JPMorgan Chase	SGD	1,031,187	USD	756,174	15,136

Subtotal JPMorgan Chase						423,090

Subtotal unrealized appreciation						$1,200,600

36	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	12/31/17 (UNAUDITED)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized depreciation
01/23/2018	UBS AG	USD	606,467	CAD	772,650	(8,433)
01/23/2018	UBS AG	JPY	812,581,904	CNH	48,235,896	(175,971)
01/23/2018	UBS AG	USD	1,138,124	CNH	7,565,794	(21,951)
01/23/2018	UBS AG	USD	12,297,228	CNH	81,747,051	(237,170)
01/23/2018	UBS AG	NOK	9,647,947	EUR	1,021,694	(51,762)
01/23/2018	UBS AG	SEK	21,355,038	EUR	2,217,036	(56,817)
01/23/2018	UBS AG	USD	5,605,138	EUR	4,711,063	(55,666)
01/23/2018	UBS AG	AUD	6,290,270	USD	4,949,373	(41,293)
01/23/2018	UBS AG	AUD	16,606,958	USD	13,066,853	(109,019)
01/23/2018	UBS AG	JPY	971,072,957	USD	8,669,288	(40,921)
01/23/2018	UBS AG	NOK	6,724,096	USD	846,979	(27,438)
01/23/2018	UBS AG	NOK	8,232,752	USD	1,037,012	$(33,594)
01/23/2018	UBS AG	SEK	9,158,658	USD	1,127,958	(9,806)
01/23/2018	UBS AG	SEK	31,636,835	USD	3,906,848	(44,406)
01/23/2018	UBS AG	SEK	40,842,394	USD	5,043,647	(57,327)

Subtotal UBS AG						(971,574)

01/23/2018	Northern Trust	AUD	1,213,750	CAD	1,190,044	(27)
01/23/2018	Northern Trust	AUD	3,125,037	CAD	3,064,000	(69)
01/23/2018	Northern Trust	AUD	1,588,162	CAD	1,558,062	(766)
01/23/2018	Northern Trust	USD	668,598	CAD	858,800	(14,862)
01/23/2018	Northern Trust	AUD	1,706,001	CHF	1,301,000	(6,263)
01/23/2018	Northern Trust	EUR	474,802	CNH	3,756,000	(5,392)
01/23/2018	Northern Trust	JPY	316,755,830	CNH	18,679,835	(49,706)
01/23/2018	Northern Trust	USD	3,248,052	CNH	21,596,947	(63,440)
01/23/2018	Northern Trust	USD	4,140,795	CNH	27,713,899	(108,619)
01/23/2018	Northern Trust	JPY	359,986,648	EUR	2,700,180	(45,908)
01/23/2018	Northern Trust	AUD	569,667	USD	447,979	(3,488)
01/23/2018	Northern Trust	AUD	1,413,690	USD	1,111,709	(8,656)
01/23/2018	Northern Trust	AUD	1,584,138	USD	1,245,747	(9,699)
01/23/2018	Northern Trust	AUD	1,907,772	USD	1,500,249	(11,681)
01/23/2018	Northern Trust	AUD	2,650,539	USD	2,084,352	(16,229)
01/23/2018	Northern Trust	JPY	598,278,815	USD	5,338,915	(22,971)
01/23/2018	Northern Trust	SEK	5,143,018	USD	635,262	(7,367)

Subtotal Northern Trust						(375,143)

800.292.7435	37

Ariel International Fund schedule of investments	12/31/17 (UNAUDITED)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
01/23/2018	JPMorgan Chase	USD	2,211,380	CNH	14,707,557	(43,752)
01/23/2018	JPMorgan Chase	USD	2,832,301	CNH	18,837,209	(56,036)
01/23/2018	JPMorgan Chase	USD	1,156,785	CNY	7,720,073	(26,780)
01/23/2018	JPMorgan Chase	USD	1,812,060	CNY	12,067,251	(37,971)
01/23/2018	JPMorgan Chase	AUD	5,489,182	EUR	3,629,600	(78,302)
01/23/2018	JPMorgan Chase	AUD	2,887,215	USD	2,255,917	(3,123)

Subtotal JPMorgan Chase						(245,964)

Subtotal unrealized depreciation						$(1,592,681)

Net unrealized appreciation (depreciation) on forward currency contracts						$(392,081)

(a) Non-income producing.

(b) The rate presented is the rate in effect at December 31, 2017.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

38	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	12/31/17 (UNAUDITED)

Number of shares	Common stocks—95.08%	Value

	Australia—0.10%
27,095	AMP Ltd.	$109,721

	Brazil—0.10%
13,000	BB Seguridade Participacoes SA	111,547

	Canada—0.87%
13,911	IGM Financial, Inc.	488,600
8,557	Suncor Energy, Inc.	314,165
2,309	Magna International, Inc.	130,862
2,635	Hydro One Ltd.	46,956

		980,583

	Chile—0.51%
18,442	Banco Santander-Chile ADR	576,681

	China—10.37%
25,163	Baidu, Inc. ADR(a)	5,893,426
347,500	China Mobile Ltd.	3,524,882
44,218	China Mobile Ltd. ADR	2,234,778

		11,653,086

	Finland—2.23%
538,700	Nokia Corp. ADR	2,510,342

	France—4.45%
24,810	Michelin (CGDE)	3,558,798
11,932	Safran SA	1,229,940
1,970	Thales SA	212,450

		5,001,188

	Germany—4.51%
30,794	Deutsche Boerse AG	3,576,584
257,497	Telefonica Deutschland Holding	1,293,297
6,432	Dialog Semiconductor plc(a)	200,267

		5,070,148

	Hong Kong—0.28%
582,000	Li & Fung Ltd.	319,574

	Italy—1.11%
255,079	Snam SpA	1,248,711

	Japan—8.65%
118,600	NTT DOCOMO, Inc.	2,800,928
43,700	Nippon Telegraph & Telephone Corp.	2,055,946
4,650	Nintendo Co., Ltd.	1,699,876
44,500	Japan Tobacco, Inc.	1,434,032
30,700	Subaru Corp.	976,242
4,400	Secom Co., Ltd.	332,201
1,900	Shimamura Co., Ltd.	209,097
2,100	Takeda Pharmaceutical Co., Ltd.	119,300
700	Murata Manufacturing Co., Ltd.	93,934

		9,721,556

800.292.7435	39

Ariel Global Fund schedule of investments	12/31/17 (UNAUDITED)

Number of shares	Common stocks—95.08%	Value

	Mexico—0.39%
132,066	Wal-Mart de Mexico SAB de CV	$323,675
15,327	Santander Mexico Financial Group ADR	112,040

		435,715

	Netherlands—3.52%
107,447	Koninklijke Ahold Delhaize N.V.	2,363,753
26,749	Gemalto N.V.	1,588,692

		3,952,445

	Spain—0.93%
49,021	Endesa SA	1,050,193

	Switzerland—6.28%
23,732	Roche Holding AG	6,003,323
1,681	Swisscom AG	894,452
63	SGS SA	164,280

		7,062,055

	Thailand—0.70%
22,900	Kasikornbank PCL	787,981

	United Kingdom—6.41%
205,468	GlaxoSmithKline plc	3,668,782
61,450	GlaxoSmithKline plc ADR	2,179,632
64,927	National Grid plc	767,123
6,309	Reckitt Benckiser Group plc	589,367

		7,204,904

	United States—43.67%
107,981	Microsoft Corp.	9,236,695
82,576	Gilead Sciences, Inc.	5,915,745
35,118	Johnson & Johnson	4,906,687
19,671	Berkshire Hathaway, Inc., Class B(a)	3,899,186
30,150	American Express Co.	2,994,196
43,157	Schlumberger Ltd.	2,908,350
25,608	Philip Morris Intl, Inc.	2,705,485
31,733	Fluor Corp.	1,639,009
29,645	Verizon Communications, Inc.	1,569,110
8,189	Costco Wholesale Corp.	1,524,137
31,294	Southern Co.	1,504,928
7,003	Pioneer Natural Resources Co.	1,210,469
9,723	Sempra Energy	1,039,583
9,331	Core Laboratories N.V.	1,022,211
13,734	Occidental Petroleum Corp.	1,011,646
9,041	Quest Diagnostics, Inc.	890,448
10,667	Discover Financial Services	820,506
10,944	Intercontinental Exchange, Inc.	772,209
14,397	U.S. Bancorp	771,391
6,781	EOG Resources, Inc.	731,738
108,080	Acacia Research Corp.(a)	437,724
7,985	Tapestry, Inc.	353,177
5,108	Foot Locker, Inc	239,463
3,198	Tractor Supply Co.	239,050
2,751	Expeditors International of Washington, Inc.	177,962
35,056	Pandora Media, Inc.(a)	168,970
1,066	CME Group, Inc.	155,689

40	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	12/31/17 (UNAUDITED)

Number of shares	Common stocks—95.08%	Value

	United States—43.67% (continued)
700	Accenture plc, Class A	$107,163
2,719	TripAdvisor, Inc.(a)	93,697
265	Acuity Brands, Inc.	46,640

		49,093,264

	Total common stocks (Cost $91,838,947)	106,889,694

Number of shares	Short-term investments—2.83%	Value

3,183,786	Northern Institutional Treasury Portfolio, 1.17%(b)	$3,183,786

	Total short-term investments (Cost $3,183,786)	3,183,786

	Total Investments—97.91% (Cost $95,022,733)	110,073,480

	Cash, Foreign Currency, Other Assets less Liabilities—2.09%	2,352,844

	Net Assets—100.00%	$112,426,324

At December 31, 2017, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation
01/23/2018	Northern Trust	SGD	201,235	USD	148,093	$2,427
01/23/2018	Northern Trust	SGD	159,791	USD	117,594	1,927

Subtotal Northern Trust						4,354

Subtotal unrealized appreciation						$4,354

Open forward currency contracts with unrealized depreciation
01/23/2018	UBS AG	EUR	265,813	CNH	2,099,545	(2,526)
01/23/2018	UBS AG	JPY	154,921,655	CNH	9,146,936	(25,973)
01/23/2018	UBS AG	USD	3,430,243	CNH	22,853,309	(73,889)
01/23/2018	UBS AG	NOK	1,752,998	EUR	185,583	(9,339)
01/23/2018	UBS AG	USD	2,853,858	EUR	2,407,242	(38,680)

Subtotal UBS AG						(150,407)

01/23/2018	Northern Trust	AUD	763,362	CHF	583,000	(3,685)
01/23/2018	Northern Trust	CAD	525,201	CHF	407,753	(1,189)
01/23/2018	Northern Trust	USD	926,450	CHF	904,938	(3,804)
01/23/2018	Northern Trust	USD	657,212	CNH	4,378,607	(14,167)
01/23/2018	Northern Trust	AUD	1,582,197	EUR	1,043,745	(19,628)
01/23/2018	Northern Trust	CAD	322,617	EUR	216,334	(3,198)
01/23/2018	Northern Trust	CAD	812,754	EUR	545,000	(8,056)
01/23/2018	Northern Trust	JPY	78,675,914	EUR	588,039	(7,520)
01/23/2018	Northern Trust	SEK	4,618,618	EUR	479,538	(12,339)
01/23/2018	Northern Trust	USD	257,707	EUR	217,418	(3,542)
01/23/2018	Northern Trust	USD	512,320	EUR	432,226	(7,042)
01/23/2018	Northern Trust	AUD	320,950	GBP	190,026	(6,347)
01/23/2018	Northern Trust	SEK	1,985,297	GBP	185,007	(7,613)
01/23/2018	Northern Trust	USD	948,797	JPY	107,100,261	(2,831)

Subtotal Northern Trust						(100,961)

800.292.7435	41

Ariel Global Fund schedule of investments	12/31/17 (UNAUDITED)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
	JPMorgan
01/23/2018	Chase	USD	336,150	CNY	2,202,672	(1,541)

Subtotal JPMorgan Chase						(1,541)

Subtotal unrealized depreciation						$(252,909)

Net unrealized appreciation (depreciation) on forward currency contracts						$(248,555)

(a) Non-income producing.

(b) The rate presented is the rate in effect December 31, 2017.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

42	ARIELINVESTMENTS.COM

Notes to the schedules of investments	12/31/17 (UNAUDITED)

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bancorp Fund Services, LLC serves as the Funds’ transfer agent.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at December 31, 2017.

Securities valuation – Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements – Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of December 31, 2017 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$2,254,630,872	$1,700,916,474	$57,372,568	$37,605,026
Level 2	—	—	—	—
Level 3	—	—	—	—

Total investments	$2,254,630,872	$1,700,916,474	$57,372,568	$37,605,026

800.292.7435	43

Notes to the schedules of investments	12/31/17 (UNAUDITED)

Industry classifications for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, and Ariel Discovery Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$62,650,290	$—	$—	$62,650,290
Consumer staples	70,342,984	—	—	70,342,984
Energy	56,610,761	—	—	56,610,761
Financials	59,435,952	1,232,327	—	60,668,279
Health care	71,995,328	—	—	71,995,328
Industrials	25,303,921	—	—	25,303,921
Information technology	86,401,387	—	—	86,401,387
Real estate	2,202,174	—	—	2,202,174
Telecommunication services	106,159,025	—	—	106,159,025
Utilities	19,805,818	—	—	19,805,818

Total common stocks	$560,907,640	$1,232,327	$—	$562,139,967
Exchange traded funds	8,365,000	—	—	8,365,000
Short-term investments	54,774,944	—	—	54,774,944

Total investments	$624,047,584	$1,232,327	$—	$625,279,911

Other financial instruments
Forward currency contracts ^	$—	$(392,081)	$—	$(392,081)

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$6,119,959	$—	$—	$6,119,959
Consumer staples	8,940,449	—	—	8,940,449
Energy	8,447,290	—	—	8,447,290
Financials	15,064,785	111,547	—	15,176,332
Health care	23,683,916	—	—	23,683,916
Industrials	4,240,207	—	—	4,240,207
Information technology	21,499,365	—	—	21,499,365
Telecommunication services	14,373,393	—	—	14,373,393
Utilities	4,408,783	—	—	4,408,783

Total common stocks	$106,778,147	$111,547	$—	$106,889,694
Short-term investments	3,183,786	—	—	3,183,786

Total investments	$109,961,933	$111,547	$—	$110,073,480

Other financial instruments
Forward currency contracts ^	$—	$(248,555)	$—	$(248,555)

Ariel Global Fund
Transfers into Level 1	$—
Transfers out of Level 1	(111,547)
Transfers into Level 2	111,547
Transfers out of Level 2	—

There were no transfers between levels for the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, and Ariel International Fund. Transfers between levels are recognized at the end of the reporting period.

*	As of December 31, 2017, the only Level 2 investments held were securities fair valued due to market closure and forward currency contracts. See Schedules of Investments.

^	Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Unrealized appreciation of forward currency contracts and Unrealized depreciation of forward currency contracts at December 31, 2017. See Schedules of Investments.

44	ARIELINVESTMENTS.COM

Notes to the schedules of investments	12/31/17 (UNAUDITED)

Foreign currency – Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party.

Forward currency contracts – Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Open forward currency contracts are “marked-to-market” daily and any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments.

Securities transactions – Securities transactions are accounted for on a trade date basis.

NOTE THREE | TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the period ended December 31, 2017, with affiliated companies:

	Share activity				Three months ended December 31, 2017
Security name	Balance September 30, 2017	Purchases	Sales	Balance December 31, 2017	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets
Ariel Fund
Bristow Group, Inc. (Producer durables)	3,847,967	—	147,400	3,700,567	$49,846,637	$—	$(5,744,577)	$21,801,179	2.2%

Contango Oil & Gas Co. (Energy)	1,928,817	—	—	1,928,817	9,084,728	—	—	(617,222)	0.4

MSG Networks, Inc. (Consumer discretionary & services)	3,525,923	491,200	—	4,017,123	81,346,741	—	—	(1,881,426)	3.6

MTS Systems Corp. (Producer durables)	894,616	—	—	894,616	48,040,879	268,385	—	223,654	2.2

					$188,318,985	$268,385	$(5,744,577)	$19,526,185	8.4%

Ariel Appreciation Fund

Bristow Group, Inc. (Producer durables)	2,426,964	—	—	2,426,964	$32,691,205	$—	$—	$9,999,092	1.9%

800.292.7435	45

Board of trustees

Mellody L. Hobson	Chair, Board of Trustees
President, Ariel Investments, LLC

James W. Compton*	Retired President and Chief Executive Officer, Chicago Urban League

William C. Dietrich*	Lead Independent Trustee Retired Executive Director, Shalem Institute for Spiritual Formation, Inc.

Christopher G. Kennedy*	Chairman, Joseph P. Kennedy Enterprises, Inc.
Founder and Chairman, Top Box Foods

Merrillyn J. Kosier	Chief Marketing Officer, Mutual Funds
Executive Vice President, Ariel Investments, LLC

Kim Y. Lew*	Vice President and Chief Investment Officer, Carnegie Corporation of New York

William M. Lewis, Jr.*	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd

Stephen C. Mills*	President of Basketball Operations, New York Knicks

John W. Rogers, Jr.	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments, LLC

James M. Williams*	Vice President and Chief Investment Officer, J. Paul Getty Trust

Royce N. Flippin, Jr.	Trustees Emeritus (no Trustee duties or responsibilities)
H. Carl McCall

* Independent Trustee

46	ARIELINVESTMENTS.COM

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Discovery Fund.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership This index pertains to Ariel Discovery Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

800.292.7435	47

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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What’s inside

•	Undone Read Ariel Fund and Ariel Appreciation Fund’s investment letter to learn why our portfolios are selling at a discount relative to our indices.

•	Portfolio in Review Read Portfolio Manager Charlie Bobrinskoy’s letter on Ariel Focus Fund and learn what contributed to performance for the quarter.

•	M&A, Where Art Thou? Find out which of our holdings may be good targets for acquisition from Portfolio Manager David Maley.

•	The Tide is High Does a rising tide lift all boats? Find out if Portfolio Manager Rupal Bhansali agrees.

•	Company Spotlights Read our investment thesis on Bio-Rad Laboratories, Inc., EMCORE Corporation and MSG Networks, Inc., and learn why we believe these companies have intriguing valuations and long-term growth opportunities.

What’s online

•	Statement e-delivery Get your shareholder statements, year-end statements, fund reports, and tax forms via email. It’s safe and convenient.

Slow and steady wins the race.	TPI (44,000) ©02/18 AI–04